I represent that this English language American Express Stock Market Certificate prospectus represents a fair and accurate translation of a Spanish language American Express Stock Market Certificate prospectus.





/s/Bruce A. Kohn
Bruce A. Kohn
Vice President and General Counsel
IDS Certificate Company

April 28, 1999

American Express
Stock Market Certificate

Potential for stock market growth with safety of principal

Distributor: American Express Financial Advisors Logo

To our certificate owners

Earn interest tied to stock market growth and maintain  safety of principal with
 ...

The American Express Stock Market Certificate

Guaranteed principal

IDS Certificate Company (IDSC) guarantees that if you own your certificate until term end, you will get back every penny you put in your certificate. Fluctuations in the S&P 500 Index will never affect your principal.

A century of safety and stability

IDSC and its parent, American Express Financial Corporation, have never missed a payment to certificate owners since they opened for business in 1894.

The backing of quality investments

Though the certificates are not insured by the FDIC as bank deposits are, federal law requires that we back our certificates dollar-for-dollar with cash and qualified investments, valued at amortized cost. In fact, at December 31, 1998 the carrying value of our investments exceeded the required carrying value of our outstanding certificates by more than $226 million.

Choose how your money works for you

At the time you purchase an American Express Stock Market Certificate, you have the opportunity to choose to earn interest in one of two ways: 1) stock market full participation, or 2) stock market partial participation plus a minimum rate guaranteed by IDSC. Your stock market participation interest earnings are tied to the movement of the S&P 500 Index. They will be equal to a portion of any percentage increase in the Index as measured on the beginning and ending date of each 52-week term.

(This brochure is not part of the prospectus.)

Current rates on _______, 199_.

Client may select one of the           Minimum            S&P 500 participation           Max. ann.
following:                               rate                                               return

1) Full participation                     0%                       100%                       9%
2) Partial participation                __%                         25%                       9%
Interim interest rate:                  __%

With stock market full participation, if the S&P 500 Index doesn't increase during the term of your certificate, your principal will be secure, but you'll earn no participation interest. If you want a return regardless of market performance, you may want to choose stock market partial participation plus a minimum rate guaranteed by IDSC. That way you'll be assured of some return in addition to what you might earn with stock market participation.

The two types of interest add flexibility to your financial plan. You have the potential to earn higher than average interest or the option of a minimum interest rate, plus safety of principal. Your maximum return over each 52-week term will be limited to a specific percentage as described in the prospectus.

After your first term, you may choose to earn a fixed rate with no stock market participation. And you can change from your fixed interest selection to again participate in the movement of the S&P 500 Index.

(This brochure is not part of the prospectus.)

To Our certificate owners

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc. and have been licensed for use by IDSC. The certificate is not sponsored, endorsed, sold or promoted by S&P.

If an emergency arises, your money is available

You can withdraw from your certificate, in part or in full, at any time after making your fixed interest selection, if your financial needs change. Withdrawal of principal during the term will be assessed a 2% penalty. You will also forfeit any interest earned on the amount you withdraw. However, if you select a fixed rate with no stock market participation after your first term, you can keep the interest earned on the amount you withdraw.

(This brochure is not part of the prospectus.)

Prospectus April 28, 1999
American Express Stock Market Certificate

Potential for stock market growth with safety of principal.

Distributor:  American Express Financial Advisors

IDS  Certificate  Company (the Issuer or IDSC),  a  subsidiary  of
American Express Financial Corporation, issues American Express Stock Market Certificates. You can:

o    Purchase this certificate in any amount from $1,000 through $1 million.

o Participate in any increase of the stock market based on the S&P 500 Index while protecting your principal.

o Decide whether the Issuer will guarantee part of your return or whether to link all of it to the market.

o    Keep your certificate for up to 14 terms.

Like all investment companies, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This certificate is backed solely by the assets of the Issuer. See "Risk factors" on page 2p. IDS Certificate Company is not a bank or financial institution, and the securities it offers are not deposits or obligations of, or backed or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The distributor and selling agent are not required to sell any specific amount of the certificates.

Issuer:
IDS Certificate Company
Unit 557
IDS Tower 10
Minneapolis, MN 55440-0010
800-437-3133
612-671-3131

Distributor:
American Express Financial Advisors Inc.

Selling Agent:
American Express Bank International

Initial interest and participation rates

The Issuer guarantees return of your principal. The interest on your certificate is linked to stock market performance as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). See "About the certificate" for more explanation.

Here are the interest rates and market participation percentages in effect April 28, 1999:

Maximum         Market participation          Minimum
return               percentage              interest
 9%                 100% (full)                  None
 9%               25% (partial)       Currently 2.50%

These rates may or may not have changed when you apply to purchase your certificate. For your first term, if you choose the partial participation option for your certificate, your minimum interest rate will be between 2.00% and 3.00%. Rates for later terms are set at the discretion of the Issuer and may differ from the rates shown here.

Risk factors

You should consider the following when investing in this certificate.

This certificate is backed solely by the assets of the Issuer. Most of our assets are debt securities whose price generally falls as interest rates increase, and rises as interest rates decrease. Credit ratings of the issuers of securities in our portfolio vary. See "Invested and guaranteed by the Issuer," "Regulated by government," "Backed by our investments" and "Investment policies" under "How your money is used and protected."

If you choose to link all of your return on this certificate to the S&P 500 Index, you earn interest only if the value of the S&P 500 Index is higher on the last day of your term than it was on the first day of your term. See "Interest" under "About the certificate."

American Express Financial Corporation (AEFC), the parent company of the Issuer, maintains the major computer systems used by IDSC. The Year 2000 (Y2K) issue is the result of computer programs that may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems. AEFC and its parent company, American Express Company, began addressing the Y2K issue in 1995 and have established a plan for resolution. See "Management's discussion and analysis of financial condition and results of operation."

Table of contents

Initial  interest  and  participation   rates                              2p
Risk  factors                                                              2p

About  the certificate                                                     6p

Read and keep this  prospectus                                             6p

Investment  amounts                                                        6p
Face amount and principal                                                  7p
Certificate  term                                                          7p
Value at maturity                                                          8p
Receiving cash before  end of term                                         8p
Interest                                                                   8p
Promotions  and  pricing  flexibility                                     13p
Historical data on the S&P 500 Index                                      13p
Calculation of return                                                     17p
About the S&P 500 Index                                                   19p
Opportunities at the end of a term                                        21p

How to invest and withdraw funds                                          23p
Buying your  certificate                                                  23p
How to make  investments at term end                                      24p
Full and partial  withdrawals                                             25p
Other full and partial withdrawal policies                                26p
Transfers to other accounts                                               26p
Two ways to request a withdrawal or transfer                              27p
Two ways to receive payment when you withdraw funds                       28p
Transfer of ownership                                                     29p
For more information                                                      29p

Taxes on your earnings                                                    30p
Foreign  investors                                                        30p
Trusts                                                                    31p

How your  money is used and  protected                                    32p
Invested and  guaranteed by the Issuer                                    32p
Regulated by government                                                   33p
Backed by our investments                                                 34p
Investment policies                                                       35p

How your money is managed                                                  40p
Relationship between the Issuer and American
  Express Financial Corporation                                            40p
Capital structure and certificates issued                                  41p
Investment management and services                                         42p
Distribution                                                               44p

Selling Agent Agreements with AEBI and SAI                                 45p
Other selling agents                                                       45p

About American Express Service Corporation                                 46p
About American Express Bank International                                  46p
Transfer agent                                                             48p
Employment of other American Express affiliates                            48p
Directors and officers                                                     48p
Independent auditors                                                       51p

Appendix                                                                   52p

Annual financial information                                               54p
Summary of selected financial information                                  54p
Management's discussion and analysis of financial
  condition and results of operations                                      55p
Report of independent auditors                                             70p

Financial statements                                                       71p

Notes to financial statements                                              79p

About the certificate

Read and keep this prospectus

This prospectus describes terms and conditions of your American Express Stock Market Certificate. It contains facts that can help you decide if the certificate is the right investment for you. Read the prospectus before you invest and keep it for future reference. No one has the authority to change the terms and conditions of the American Express Stock Market Certificate as described in the prospectus, or to bind the Issuer by any statement not in it.

This prospectus describes American Express Stock Market Certificate distributed by American Express Financial Advisors Inc. American Express Bank International
(AEBI) has an arrangement with American Express Financial Advisors Inc. under which the certificate is offered to AEBI's clients who are neither citizens nor residents of the United States, and to certain U.S. trusts. The certificate is currently available through AEBI offices located in Florida and New York. This certificate also may be available through other selling agents.

Investment amounts

You may purchase the American Express Stock Market Certificate in any amount from $1,000 through $1 million (unless you receive prior approval from IDSC to invest more) payable in U.S. currency. You may also make additional lump-sum investments in any amount at the end of any term as long as your total amount paid in is not more than the $1 million (unless you receive prior approval from IDSC to invest more).

Face amount and principal

The face amount of your certificate is the amount of your initial investment. Your principal is the value of your certificate at the beginning of each subsequent term. The Issuer guarantees your principal. It consists of the amount you actually invest plus interest credited to your account and any additional investment you make less withdrawals, penalties and any interest paid to you in cash.

For example: Assume your initial investment (face amount) of $10,000 has earned a return of 7.25%. IDSC credits interest to your account at the end of the term. You have not taken any interest as cash, or made any withdrawals. You have invested an additional $2,500 prior to the beginning of the next term. Your principal for the next term will equal:

               $10,000.00         Face  amount  (initial investment)
plus               725.00         Interest credited to your account at the
                                  end of the term
plus                 5.00         Interim interest (See "Interim  interest")
minus              ($0.00)        Interest paid to you in cash
plus             2,500.00         Additional  investment to your  certificate
minus              ($0.00)        Withdrawals  and  applicable  penalties
               $13,230.00         Principal  at  the beginning of the next term.

Certificate term

Your first certificate term is a 52-week period. It begins on the Wednesday after IDSC accepts your application and ends the Tuesday before the 52-week anniversary of its acceptance. For example, if IDSC accepts your application on a Wednesday, your first term would begin the next Wednesday. Your certificate will earn interest at the interim interest rate then in effect until the term begins. It will not earn any participation interest until the term begins. If you choose to continue to receive participation interest, subsequent terms are 52-week periods that begin on the Wednesday following the 14-day grace period at the end of the prior 52-week term. You may begin your next term on any Wednesday during the 14-day period by providing prior written instructions to the Issuer. If you choose to receive fixed interest, subsequent terms will be up to 52 weeks as described in "Fixed interest" under "Interest" below.

Value at maturity

Your certificate matures after 14 terms. Then you will receive a distribution for its value. Participation terms are always 52 weeks. Fixed interest terms may be less than 52 weeks if you change to participation before the end of the 52-week period. At maturity, the value of your certificate will be the total of your actual investments, plus credited interest not paid to you in cash, less any withdrawals and withdrawal penalties. Certain other fees may apply.

Receiving cash before end of term

If you need money before your certificate term ends, you may withdraw part or all of its value at any time, less any penalties that apply. Procedures for withdrawing money, as well as conditions under which penalties apply, are described in "How to invest and withdraw funds."

Interest

You choose from two types of participation interest for your first term: 1) full participation, or 2) partial participation together with minimum interest. Interest earned under both of these options has an upper limit which is the maximum annual return explained below. After your first term, you may choose full or partial participation, or not to participate in any market movement and receive a fixed rate of interest.

Full participation interest: With this option:

o You participate 100% in any percentage increase in the S&P 500 Index up to the maximum return.

o You earn interest only if the value of the S&P 500 Index is higher on the last day of your term than it was on the first day of your term.

o    Your return is linked to stock market performance.

The S&P 500 Index is frequently used to measure the relative performance of the stock market. For a more detailed discussion of the S&P 500 Index, see "About the S&P 500 Index."

Partial participation and minimum interest: This option allows you to participate in a certain part (market participation rate) of any increase in the S&P 500 Index together with a rate of interest guaranteed by IDSC in advance for each term (minimum interest). Your return consists of two parts:

o    A percentage of any increase in the S&P 500 Index, and

o    A rate of interest guaranteed by IDSC in advance for each term.

Together, they cannot exceed the maximum return.

If you choose the partial participation option for your first term, the minimum interest paid on your certificate will be between 2.00% and 3.00%.

The market  participation rate and the minimum interest rate on the date of this
prospectus  are  listed  on  the  inside  cover  under  "Initial   interest  and
participation rates."

Fixed interest: After your first term, this fixed interest option allows you to stop participating in the market entirely for some period of time. A fixed interest term is 52 weeks unless you choose to start a new participation term before your 52-week term ends. You may choose to receive a fixed rate of interest for any term after the first term. During the term when you are receiving fixed interest, you can change from your fixed interest selection to again participate in the market. If you make the change from fixed interest to participation interest, your next term would begin on the Wednesday following our receipt of notice of your new selection. In this way, you may have a term (during which you would earn fixed interest) that is less than 52 weeks. You may not change from participation interest to fixed interest during a term.

Maximum annual return: This is the cap, or upper limit, of your return. Your total return including both participation and minimum interest for a term for which you have chosen participation interest will be limited to this maximum return percentage.

Determining the S&P 500 Index value: The stock market closes at 3 p.m. Central time. The S&P 500 Index value is available at approximately 4:30 p.m. This is the value we currently use to determine participation interest. Occasionally, Standard & Poor's (S&P) makes minor adjustments to the closing value after 4:30 p.m., and the value we use may not be exactly the one that is published the next business day. In the future, we may use a later time cut-off if it becomes feasible to do so. If the stock market is not open or the S&P 500 Index is unavailable as of the last day of your term, the preceding business day for which a value is available will be used instead. Each Tuesday's closing value of the S&P 500 Index is used for establishing the term start and the term end values each week.

Interim interest: When we accept your application, we pay interim interest to your account for the time before your first term begins. We also pay interim interest for the 14-day period between terms unless you write or call to ask us to begin your next term earlier. You may withdraw this interest in cash at any time before it becomes part of your certificate's principal without a withdrawal penalty. If it is not withdrawn, the interest will become part of your certificate's principal at the start of the next succeeding term. For example, the interest you earn between the end of the first and the beginning of the second term will become part of the principal at the start of your third term. Interim interest rates for the time before your first term begins will be within a range 15 basis points (.15%) below to 85 basis points (.85%) above the average interest rate published for 12-month certificates of deposit in the BANK RATE MONITOR Top 25 Market Average(TM) (the BRM Average), North Palm Beach, FL 33408. If the BRM Average is no longer publicly available or feasible to use, IDSC may use another, similar index as a guide for setting rates.

The BANK RATE MONITOR is a weekly magazine published in North Palm Beach, FL 33408, by Advertising News Service Inc., an independent national news organization that collects and disseminates information about bank products and interest rates. Advertising News Service has no connection with the Issuer, AEFC or any of their affiliates.

The BRM Average is an index of rates and annual effective yields offered on various length certificates of deposit by large banks and thrifts in 25 metropolitan areas. The frequency of compounding varies among the banks and thrifts. Certificates of deposit in the BRM Average are government insured fixed-rate time deposits.

The BANK RATE MONITOR may be available in your local library. To obtain information or current BRM Average rates, call the Client Service Organization at the telephone numbers listed on the back cover.

Earning interest: IDSC calculates, credits and compounds participation interest at the end of your certificate term. Minimum interest accrues daily and is credited and compounded at the end of your certificate term. Fixed interest accrues and is credited daily and compounds at the end of your term. Both minimum and fixed interest are calculated on a 30-day month and 360-day year basis. Interim interest accrues and is credited daily and compounds at the end of your term immediately following the period in which interim interest is credited.

Rates for future periods: After the initial term, the maximum return, market participation percentage or minimum interest rate on your certificate may be greater or less than those shown on the front of this prospectus. We review rates weekly, and have complete discretion to decide what interest rate will be declared.

To find out what your certificate's new maximum return, market participation percentage and minimum interest rate will be for your next term, please consult:

o    Your American Express Bank International (AEBI) relationship manager.

o The Issuer's Client Service Organization at the telephone numbers listed on the back cover.

This certificate may be available through other distributors or selling agents with different interest rates or related features and consequently with different returns. You may obtain information about any such other distributors or selling agents by calling 800-437-3133.

Promotions and pricing flexibility

The Issuer may sponsor or participate in promotions involving the certificate and its respective terms. For example, we may offer different rates to new clients, to existing clients, or to individuals who purchase or use products or services offered by American Express Company or its affiliates. These promotions will generally be for a specified period of time. We also may offer different rates based on your amount invested.

Historical data on the S&P 500 Index

The following chart illustrates the month-end closing values of the index from Dec. 31, 1983 through Feb. 28, 1999. The values of the
S&P 500 Index are reprinted with the permission of S&P.

               S&P 500 Index values - December 1983 to February 1999

1400

1200

1000

800

600 Chart shows closing values of the S&P from above 100 in Dec. 1983 to just over 1200 in Feb. 1999.
400

200


'83  '84  '85  '86  '87  '88  '89  '90  '91  '92  '93  '94  '95   '96  '97  '98

S&P 500 Index Average Annual Return

Beginning date        Period held     Average annual
Dec. 31,               in Years           return
 1988                     10                16.05%
 1993                      5                21.41
 1997                      1                26.81

The next chart illustrates, on a moving 52-week basis, the price return of the S&P 500 Index measured for every 52-week period beginning with the period ended Dec. 31, 1984. The price return is the percentage return for each period using month-end closing prices of the S&P 500 Index. Dividends and other distributions on the securities comprising the S&P 500 Index are not included in calculating the price return.

                    S&P 500 Index - December 1984 to February 1999

50%
                                                 12-Month Moving
40%                                              Price Return

30%

20% Chart shows 12-Month Moving Price Return of the S&P from a high of almost 50% to a low of -20%

10%        Label of "Y" axis reads: 12-Month Return


0%

-10%

-20%

'84  '85  '86  '87   '88  '89  '90  '91   '92   '93   '94   '95   '96  '97  '98

Using the same data on price returns described above, the next graph expands on the information in the preceding chart by illustrating the distribution of all the 52-week price returns of the S&P 500 Index beginning with the 52-week period ending Dec. 31, 1984. The graph also shows the number of times these price returns fell within certain ranges.

                     S&P 500 Index - December 1984 to February 1999

25         Distribution of
           12-Month Moving
           Price Returns
20

15 Chart shows the distribution of all of the 52-week price returns of the S&P 500 from 12/31/84 through 2/28/99 with a high of just over 25 and a low between 0 and 5.

10         Label of "Y" axis reads: Observations


5

    -15     -10     -5      0    5    10    15    20     25     29.9    >=30

The last chart illustrates, on a moving weekly basis, the actual 52-week return of the American Express Stock Market Certificate at full and partial participation compared to the price return of the NYSE Composite Index(R)
through October 1992 and the S&P 500 Index after October 1992. For non-guaranteed funds received before Nov. 3, 1992, and guaranteed funds received before Nov. 4, 1992, American Express Stock Market Certificate participation interest was based on the NYSE Composite Index(R) rather than the S&P 500 Index.

The chart reflects the returns payable each week by IDSC on any participation terms ending that week. There may be weeks in which no investor actually ends a participation term.

                     Actual 12-Month Return 1/5/93 to 2/16/99

45% Chart shows actual returns of the certificate at full and 25% participation with the full participation generally tracking the market indexes over the period and 25% level of participation tracking at the 25% level of return.
40%

35%
                                                         Market Index
30%

25%

20%

15%

10%  IDS Stock Market Certificate
       100% Participation
5%                            IDS Stock Market Certificate
                              25% Participation + Minimum Rate
0%
    1/93 6/93 12/93  6/94 12/94 5/95 11/95 5/96 11/96 4/97 10/97 4/98 10/98 2/99


The American Express Stock Market Certificate was first available on Jan. 24, 1990. The performance reflects the returns on the 52-week anniversary date, falling on a Wednesday, of each of the weeks shown.

Your interest earnings are tied to the movement of the Index. They will be based on any increase in the Index as measured on the beginning and ending date of each 52-week term. Of course, if the Index is not higher on the last day of your term than it was on the first day, your principal will be secure but you will earn no participation interest.

The NYSE Composite Index(R) is a registered service mark of the New York Stock Exchange, Inc. (NYSE) and is a composite covering price movements of all common stocks listed on the NYSE.

How the index has performed in the past does not indicate how the stock market or the certificate will perform in the future. There is no assurance that certificate owners will receive interest on their accounts beyond any minimum interest or fixed interest selected. The index could decline.

Calculation of return

The increase or decrease in the S&P 500 Index, as well as the actual return paid to you, is calculated as follows:

Rate of return on S&P 500 Index

Term ending value of S&P 500 Index           minus
Term beginning value of S&P 500 Index        divided by
Term beginning value of S&P 500 Index        equals
Rate of return on S&P 500 Index

The actual return paid to you will depend on your interest participation selection.

For example, assume:

 Term ending value of S&P 500 Index             968
 Term beginning value of S&P 500 Index          890
 Maximum return                                  9%
 Minimum return                               2.50%
 Partial participation rate                     25%


               968       Term ending value of S&P 500 Index
 minus         890       Term beginning value of S&P 500 Index
 equals         78       Difference between beginning and ending values
                78       Difference between beginning and ending values
divided by     890       Term beginning value of S&P 500 Index
equals        8.76%      Percent increase -- full participation return
              8.76%      Percent increase or decrease
times        25.00%      Partial participation rate
equals        2.19%
plus          2.50%      2.50% minimum interest rate
equals        4.69%      Partial participation return

In both cases in the example, the return would be less than the 9% maximum.

Maximum Return and Partial Participation Minimum Rate History -- The following table illustrates the maximum annual returns and partial participation minimum rates that have been in effect since the Stock Market Certificate was introduced.
                                          Partial
                       Maximum         participation
Start of term       annual return      minimum rate
 Jan. 24, 1990            18.00%             5.00%
 Feb. 5, 1992             18.00              4.00
 May 13, 1992             15.00              4.00
 Sept. 9, 1992            12.00              3.00
 Nov. 11, 1992            10.00              2.50
 Nov. 2, 1994             10.00              2.75
 April 26, 1995           12.00              3.75
 Jan. 17, 1996            10.00              3.25
 Feb. 26, 1997            10.00              3.00
 May 7, 1997              10.00              2.75
 Oct. 8, 1997             10.00              2.50
 Dec. 16, 1998             9.00              2.50

Examples:

To help you understand the way this certificate works, here are some hypothetical examples. The following are three different examples of market scenarios and how they affect the certificate's return. Assume for all examples that:

o    you purchased the certificate with a $10,000 original investment,

o    the partial participation rate is 25%,

o    the minimum interest rate for partial participation is 2.50%,

o    the maximum total return for full and partial participation is 9%.


1.  If the S&P 500 Index value rises

Week 1/Wed                                                             Week 52/Tues
     S&P 500                                                               S&P 500
     Index 1000             8% increase in the S&P 500 Index               Index 1080
-----------------------------------------------------------------------------------------------------------------------------------
Full participation interest                      Partial participation interest and minimum interest
 $10,000   Original investment                   $10,000 Original investment
+    800   8% x $10,000                          +   250    2.50% (Minimum interest rate) x $10,000
           Participation interest                +   200    25% x 8% x $10,000 Participation interest
 $10,800   Ending balance                        $10,450    Ending balance
           (8% Total return)                                (4.50% Total return)


2.  If the Market and the S&P 500 Index value fall

Week 1/Wed                                                             Week 52/Tues
     S&P 500                                                               S&P 500
     Index 1000             4% decrease in the S&P 500 Index               Index 961
-----------------------------------------------------------------------------------------------------------------------------------
Full participation interest                      Partial participation interest and minimum interest
 $10,000   Original investment                   $10,000    Original investment
+      0   Participation interest                +   250    2.50% (Minimum interest rate) x $10,000
 $10,000   Ending balance                        +     0    Participation interest
           (0% Total return)                     $10,250    Ending balance
                                                            (2.50% Total return)

3.  If the Market and the S&P 500 Index value rise above the maximum return

Week 1/Wed                                                             Week 52/Tues
     S&P 500                                                               S&P 500
     Index 1000             16% increase in the S&P 500 Index              Index 1160
----------------------------------------------------------------------------------------------------------------------------------
Full participation interest                      Partial participation interest and minimum interest
 $10,000   Original investment                   $10,000Original investment
+    900   9% x $10,000                          +   250    2.50% (Minimum interest rate) x $10,000
           Maximum interest                      +   400    25% x 16% x $10,000 Participation interest
 $10,900   Ending balance                        $10,650    Ending balance
           (9% Total return)                                (6.50% Total return)


About the S&P 500 Index

The description in this prospectus of the S&P 500 Index including its make-up, method of calculation and changes in its components are derived from publicly available information regarding the S&P 500 Index. The Issuer does not assume any responsibility for the accuracy or completeness of such information.

The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is published by S&P and is intended to provide an indication of the pattern of common stock movement. Standard & Poor's (S&P) chooses the 500 stocks to be included in the S&P 500 Index with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the U.S. common stock population. Changes in the S&P 500 Index are reported daily in the financial pages of many major newspapers. The index used for the American Express Stock Market Certificate excludes dividends on the 500 stocks.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc. and have been licensed for use by the Issuer. The certificate is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the certificate or any member of the public regarding the advisability of investing in securities generally or in the certificate particularly or the ability of the S&P 500 Index to track general stock market performance.

S&P's only relationship to the Issuer is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Issuer or the certificate. S&P has no obligation to take the needs of the Issuer or the owners of the certificate into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the certificate to be issued or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the certificate.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Issuer, owners of the certificate, or any person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

If for any reason the S&P 500 Index were to become unavailable or not reasonably feasible to use, we would use a comparable stock market index for determining participation interest. If this were to occur, we would send you a notice indicating the comparable index that will be used and give you the option to surrender your certificate, if desired, and receive your principal, without being assessed a surrender charge.

Opportunities at the end of a term

Grace period: When your certificate term ends, you have 14 days before a new term automatically begins. During this 14-day grace period you can:

o    change your interest selection;

o    add money to your certificate;

o    change your term start date;

o withdraw part or all of your money without a withdrawal penalty or loss of interest; or

o    receive your interest in cash.

Fixed interest only: The grace period does not apply if you made the change from fixed interest back to participation interest during a term as discussed in "Fixed interest" under "Interest" above. Instead, your new 52-week term will begin on the Wednesday following our receipt of your notice of your new interest selection.

New term: If you do not make changes, your certificate will continue with your current selections when the new term begins 14 days later. You will earn interim interest during this 14-day grace period. If you don't want to wait 14 days before starting your next market participation term, you must phone or send written instructions before your current term ends. You can tell us to start your next term on any Wednesday that is during the grace period and immediately following the date on which we receive your notice. Your notice may also tell us to change your interest selection, add to your certificate or withdraw part of your money. The notification that we send you at the end of the term cannot be sent before the term ends because indexing information and interest (if any) are included in the notice and are not known until the term ends. Any additional payments received during the current term will be applied at the end of the current term. By starting your new term early and waiving the 14-day grace period, you are choosing to start your next term without knowing the ending value of your current term.

How to invest and withdraw funds

Buying your certificate

Your AEBI relationship manager or other selling agent representative will help you fill out and submit an application to open an account with us and purchase a certificate. We will process the application at our corporate offices in Minneapolis. When we have accepted your application and we have received your initial investment, we will send you a confirmation showing the acceptance date, the date your term begins and the interest selection you have made detailing your market participation percentage and/or the minimum interest rate for your first term. After your term begins, we will send you notice of the value of the S&P 500 Index on the day your term began. The rates in effect on the date we accept your application are the rates that apply to your certificate. See "Purchase policies" below.

Important: When you open an account, you must provide a Form W-8 or approved substitute. See "Taxes on your earnings."

Purchase policies:

The Issuer has complete discretion to determine whether to accept an application and sell a certificate.

How to make investments at term end

By wire

If you have an established account, you may wire money to:

Norwest Bank Minnesota
Routing No. 091000019
Minneapolis, MN
Attn: Domestic Wire Dept.

Give these instructions:

Credit IDS Account #00-29-882 for personal account # (your account number) for (your name).

If this information is not included, the order may be rejected and all money received less any costs IDSC incurs will be returned promptly.

o    Minimum amount you may wire: $1,000.

o Wire orders can be accepted only on days when your bank, AEFC, IDSC and Norwest Bank Minnesota are open for business.

o Purchases made by wire are accepted by AEFC only from banks located in the United States.

o Wire purchases are completed when wired payment is received and we accept the purchase.

o    Wire   investments  must  be  received  and  accepted  in  the  Minneapolis headquarters on a business day before 3 p.m. Central time to be credited that day. Otherwise your purchase will be processed the next business day.

o The Issuer, AEFC, its subsidiaries, AEBI and other selling agents are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o    You must pay any fee the bank charges for wiring.

Full and partial withdrawals

You may withdraw your certificate for its full value or make a partial withdrawal of $100 or more at any time. However:

o Complete withdrawal of your certificate is made by giving us proper instructions.

To complete these transactions, see "Two ways to request a withdrawal or transfer."

o If your withdrawal request is received in the Minneapolis headquarters on a business day before 3 p.m. Central time, it will be processed that day and payment will be sent the next business day. Otherwise, your request will be processed one business day later.

o Full and partial withdrawals of principal during a term are subject to penalties, described below.

o You may not make a partial withdrawal if it would reduce your certificate balance to less than $1,000. If you request such a withdrawal, we will contact you for revised instructions.

Penalties for withdrawal during a term: If you withdraw money during a term, you will pay a penalty of 2% of the principal withdrawn. The 2% penalty is waived upon death of the certificate owner.

When you request a full or partial withdrawal during a term, we pay you from the principal of your certificate.

Loss of interest: If you make a withdrawal at any time other than at the end of the term, you will lose any interest accrued on the withdrawal amount since we credit minimum and participation interest only at the end of a term. However, we will pay accrued fixed and interim interest to the date of the withdrawal.

Following are examples describing a $2,000 withdrawal during a term for participation and fixed interest:

 Participation interest:
 Account balance                                            $10,000.00
 Interest (interest is credited at the end of the term)           0.00
 Withdrawal of principal                                     (2,000.00)
 2% withdrawal penalty                                          (40.00)
 Balance after withdrawal                                    $7,960.00

You will forfeit any accrued interest on the withdrawal amount.
Fixed interest:

Account balance                                             $10,000.00
Interest credited to date                                       100.00
Withdrawal of credited interest                                (100.00)
Withdrawal of principal                                      (1,900.00)
2% withdrawal penalty (on $1,900 principal withdrawn)           (38.00)
Balance after withdrawal                                     $8,062.00

Other full and partial withdrawal policies:

o If you request a partial or full withdrawal of a certificate recently purchased or added to by a check or money order that is not guaranteed, we will wait for your check to clear. Please expect a minimum of 10 days from the date of your payment before the Issuer mails a check to you. We may mail a check earlier if the bank provides evidence that your check has cleared.

o If your certificate is pledged as collateral, any withdrawal will be delayed until we get approval from the secured party.

o Any payments to you may be delayed under applicable rules, regulations or orders of the Securities and Exchange Commission (SEC).

Transfers to other accounts

You may transfer part or all of your certificate to other IDS certificates available through AEBI.

Two ways to request a withdrawal or transfer

1 By phone

Your AEBI relationship manager or other selling agent representative will handle this transaction for you. You may also call the Client Service Organization at the telephone numbers listed on the back cover.

o    Maximum phone request: $50,000.

o A telephone withdrawal request will not be allowed within 30 days of a phoned-in address change.

o We will honor any telephone withdrawal or transfer request and will use reasonable procedures to confirm authenticity.

You may request that telephone withdrawals not be authorized from your account by writing the Client Service Organization.

2 By mail

Your AEBI relationship manager or other selling agent representative will handle this transaction for you. You may also send your name, account number and request for a withdrawal or transfer to:

Regular mail:
American Express Financial Advisors Inc.
Client Service Organization
Unit 557
P.O. Box 534
Minneapolis, MN 55440-0534

Express mail:

American Express Financial Advisors Inc.
Client Service Organization
Unit 557
733 Marquette Ave.
Minneapolis, MN 55440-0010

Written requests are required for:

o    Transactions over $50,000.

o Transfers to another certificate with different ownership and marketed through AEBI (all current registered owners must sign the request).

Two ways to receive payment when you withdraw funds

1  By regular or express mail

o    Mailed to address on record; please allow seven days for mailing

o    Payable to name(s) you requested

o We will charge a fee if you request express mail delivery. For a partial withdrawal leaving a remaining balance of more than $1,000, the fee will be deducted from the remaining balance. If the remaining balance is less than $1,000, or if it is a full withdrawal, we will deduct the fee from proceeds of the withdrawal.

2 By wire

o    Minimum wire withdrawal: $1,000

o    Request that money be wired to your bank

o    Bank account must be in same ownership as the Issuer's account

o Pre-authorization required. Complete the bank wire authorization section in the application or use a form supplied by your AEBI relationship manager or other selling agent representative. All registered owners must sign.

o We may deduct a service fee from your balance (for partial withdrawals) or from the proceeds of a full withdrawal.

Transfer of ownership

While this certificate is not a negotiable instrument, it may be transferred or assigned on the Issuer's records if proper written notice is received by the Issuer. Ownership may be assigned or transferred to individuals or an entity who, for U.S. tax purposes, is considered to be neither a citizen nor resident of the United States. You may also pledge the certificate to AEBI or another American Express Company affiliate or to another selling agent as collateral security. Your AEBI or other selling agent representative can help you transfer ownership.

For more information

For information on purchases, withdrawals, exchanges, transfers of ownership, proper instructions and other service questions regarding your certificate, please consult your AEBI relationship manager or other selling agent representative, or call the Issuer's toll free client service number listed on the back cover.

Taxes on your earnings

Foreign investors

If you are not a citizen or resident of the United States (nonresident alien), you must supply the Issuer with Form W-8, Certificate of Foreign Status when you purchase your certificate. You must resupply it every three years. You must also supply both a current mailing address and an address of foreign residency, if different. The Issuer will not accept purchases of certificates by nonresident aliens without an appropriately certified Form W-8 (or approved substitute). Also, if you do not supply Form W-8 you will be subject to backup withholding on interest payments and withdrawals.

It is most likely that interest on the certificate is "portfolio interest" as defined in U.S. Internal Revenue Code Section 871(h) if earned by a nonresident alien. However, if the certificate is treated as a contingent debt instrument
(CDI) part of the earned income may be treated as capital gain instead of portfolio interest. Even though your interest income or capital gain is not taxed by the U.S. government, it will be reported at year end to you and to the U.S. government on a Form 1042S, Foreign Person's U.S. Source Income Subject to Withholding. The United States participates in various tax treaties with foreign countries, which provide for sharing of tax information.

Estate tax: If you are a nonresident alien and you die while owning a certificate, then, depending on the circumstances, the Issuer generally will not act on instructions with regard to the certificate unless the Issuer first receives, at a minimum, a statement from persons the Issuer believes are knowledgeable about your estate. The statement must be satisfactory to the Issuer and must tell us that, on your date of death, your estate did not include any property in the United States for U.S. estate tax purposes. In other cases, we generally will not take action regarding your certificate until we receive a transfer certificate from the IRS or evidence satisfactory to the Issuer that the estate is being administered by an executor or administrator appointed, qualified and acting within the United States. In general, a transfer certificate requires the opening of an estate in the United States and provides assurance that the IRS will not claim your certificate to satisfy estate taxes.

Trusts

If the investor is a trust, the policies and procedures described above will apply with regard to each grantor who is a nonresident alien.

Important: The information in this prospectus is a brief and selective summary of certain federal tax rules that apply to this certificate and is based on current law and practice. Tax matters are highly individual and complex. Investors should consult a qualified tax advisor about their own position.

How your money is used and protected

Invested and guaranteed by the Issuer

The Issuer, a wholly owned subsidiary of AEFC issues and guarantees the American Express Stock Market Certificate. We are by far the largest issuer of face amount certificates in the United States, with total assets of more than $3.8 billion and a net worth in excess of $222 million on Dec. 31, 1998.

We back our certificates by investing the money received and keeping the invested assets on deposit. Our investments generate interest and dividends, out of which we pay:

o    interest to certificate owners; and

o various expenses, including taxes, fees to AEFC for advisory and other services, distribution fees to American Express Financial Advisors Inc. and American Express Service Corporation (AESC), and selling agent fees to selling agents.

For a review of significant events relating to our business, see "Management's discussion and analysis of financial condition and results of operations." No national rating agency rates our certificates.

Most banks and thrifts offer investments known as certificates of deposit (CDs) that are similar to our certificates in many ways. Early withdrawals of bank CDs often result in penalties. Banks and thrifts generally have federal deposit insurance for their deposits and lend much of the money deposited to individuals, businesses and other enterprises. Other financial institutions and some insurance companies may offer investments with comparable combinations of safety and return on investment.

Regulated by government

Because the American Express Stock Market Certificate is a security, its offer and sale are subject to regulation under federal and state securities laws. (The American Express Stock Market Certificate is a face-amount certificate. It is not a bank product, an equity investment, a form of life insurance or an investment trust.)

The federal Investment Company Act of 1940 requires us to keep investments on deposit in a segregated custodial account to protect all of our outstanding certificates. These investments back the entire value of your certificate account. Their amortized cost must exceed the required carrying value of the outstanding certificates by at least $250,000. As of Dec. 31, 1998, the amortized cost of these investments exceeded the required carrying value of our outstanding certificates by more than $226 million. The law requires us to use amortized cost for these regulatory purposes. In general, amortized cost is determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to a maturity value on the maturity date.

Backed by our investments

The Issuer's investments are varied and of high quality. This was the composition of our portfolio as of Dec. 31, 1998:

Type of investment             Net amount invested
Corporate and other bonds                       50%
Government agency bonds                         24
Preferred stocks                                16
Mortgages                                        9
Municipal bonds                                  1

As of Dec. 31, 1998 about 90% of our securities portfolio (including bonds and preferred stocks) is rated investment grade. For additional information regarding securities ratings, please refer to Note 3B to the financial statements.

Most of our investments are on deposit with American Express Trust Company, Minneapolis, although we also maintain separate deposits as required by certain states. American Express Trust Company is a wholly owned subsidiary of AEFC. Copies of our Dec. 31, 1998 schedule of Investments in Securities of Unaffiliated Issuers are available upon request. For comments regarding the valuation, carrying values and unrealized appreciation (depreciation) of investment securities, see Notes 1, 2 and 3 to the financial statements.

Investment policies

In deciding how to diversify the portfolio -- among what types of investments in what amounts -- the officers and directors of the Issuer use their best judgment, subject to applicable law. The following policies currently govern our investment decisions:

Debt securities --

Most of our investments are in debt securities as referenced in the table in "Backed by our investments" under "How your money is used and protected."

The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of a bond also fluctuates if its credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to whether a company can pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, IDSC relies both on independent rating agencies and the investment manager's credit analysis. Under normal circumstances, at least 85% of the securities in IDSC's portfolio will be rated investment grade, or in the opinion of IDSC's investment advisor will be the equivalent of investment grade. Under normal circumstances, IDSC will not purchase any security rated below B- by Moody's Investors Service, Inc. or Standard & Poor's Corporation. Securities that are subsequently downgraded in quality may continue to be held by IDSC and will be sold only when IDSC believes it is advantageous to do so.

As of Dec. 31, 1998, IDSC held about 10% of its investment portfolio (including bonds, preferred stocks and mortgages) in investments rated below investment grade.

Purchasing securities on margin --

We will not purchase any securities on margin or participate on a joint basis or a joint-and-several basis in any trading account in securities.

Commodities --

We have not and do not intend to purchase or sell commodities or commodity contracts except to the extent that transactions described in "Financial transactions including hedges" in this section may be considered commodity contracts.

Underwriting --

We do not intend to engage in the public distribution of securities issued by others. However, if we purchase unregistered securities and later resell them, we may be considered an underwriter (selling securities for others) under federal securities laws.

Borrowing money --

From time to time we have established a line of credit with banks if management believed borrowing was necessary or desirable. We may pledge some of our assets as security. We may occasionally use repurchase agreements as a way to borrow money. Under these agreements, we sell debt securities to our lender, and repurchase them at the sales price plus an agreed-upon interest rate within a specified period of time.

Real estate --

We may invest in limited partnership interests in limited partnerships that either directly, or indirectly through other limited partnerships, invest in real estate. We may invest directly in real estate. We also invest in mortgage loans secured by real estate. We expect that investments in real estate, either directly or through a subsidiary of IDSC, will be less than five percent of IDSC's assets.

Lending securities --

We may lend some of our securities to broker-dealers and receive cash equal to the market value of the securities as collateral. We invest this cash in short-term securities. If the market value of the securities goes up, the borrower pays us additional cash. During the course of the loan, the borrower makes cash payments to us equal to all interest, dividends and other distributions paid on the loaned securities. We will try to vote these securities if a major event affecting our investment is under consideration. We expect that outstanding securities loans will not exceed 10% of IDSC's assets.

When-issued securities --

Some of our investments in debt securities are purchased on a when-issued or similar basis. It may take as long as 45 days or more before these securities are available for sale, issued and delivered to us. We generally do not pay for these securities or start earning on them until delivery. We have established procedures to ensure that sufficient cash is available to meet when-issued commitments. When-issued securities are subject to market fluctuations and they may affect IDSC's investment portfolio the same as owned securities.

Financial transactions including hedges --

We buy or sell various types of options contracts for hedging purposes or as a trading technique to facilitate securities purchases or sales. We may buy interest rate caps for hedging purposes. These pay us a return if interest rates rise above a specified level. If interest rates do not rise above a specified level, the interest rate caps do not pay us a return. The Issuer may enter into other financial transactions, including futures and other derivatives, for the purpose of managing the interest rate exposures associated with the Issuer's assets or liabilities. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. A small change in the value of the underlying asset, security or index may cause a sizable gain or loss in the fair value of the derivative. We do not use derivatives for speculative purposes.

Illiquid securities --

A security is illiquid if it cannot be sold in the normal course of business within seven days at approximately its current market value. Some investments cannot be resold to the U.S. public because of their terms or government regulations. All securities, however can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. IDSC's investment advisor will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 15% of IDSC's investment portfolio will be held in securities that are illiquid. In valuing its investment portfolio to determine this 15% limit, IDSC will use statutory accounting under an SEC order. This means that, for this purpose, the portfolio will be valued in accordance with applicable Minnesota law governing investments of life insurance companies, rather than generally accepted accounting principles.

Restrictions --

There are no restrictions on concentration of investments in any particular industry or group of industries or on rates of portfolio turnover.

How your money is managed

Relationship between the Issuer and American Express Financial Corporation

The Issuer was originally organized as Investors Syndicate of America, Inc., a Minnesota corporation, on Oct. 15, 1940, and began business as an issuer of face amount investment certificates on Jan. 1, 1941. The company became a Delaware corporation on Dec. 31, 1977, and changed its name to IDS Certificate Company on April 2, 1984.

IDSC files reports on Forms 10-K and 10-Q with the SEC. The public may read and copy materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Before the Issuer was created, AEFC (formerly known as IDS Financial Corporation), our parent company, had issued similar certificates since 1894. As of Jan. 1, 1995, IDS Financial Corporation changed its name to AEFC. The Issuer and AEFC have never failed to meet their certificate payments.

During its many years in operation, AEFC has become a leading manager of investments in mortgages and securities. As of Dec. 31, 1998, AEFC managed or administered investments, including its own, of more than $212 billion. American Express Financial Advisors Inc., a wholly owned subsidiary of AEFC, provides a broad range of financial planning services for individuals and businesses through its nationwide network of more than 180 offices and more than 9,000 financial advisors. American Express Financial Advisors' financial planning services are comprehensive, beginning with a detailed written analysis that's tailored to your needs. Your analysis may address one or all of these six essential areas: financial position, protection planning, investment planning, income tax planning, retirement planning and estate planning.

AEFC itself is a wholly owned subsidiary of American Express Company, a financial services company with executive offices at American Express Tower, World Financial Center, New York, NY 10285. American Express Company is a financial services company engaged through subsidiaries in other businesses including:

o travel related services (including American Express(R) Card and Travelers Cheque operations through American Express Travel Related Services Company, Inc. and its subsidiaries); and

o international banking services (through American Express Bank Ltd. and its subsidiaries including American Express Bank International).

Capital structure and certificates issued

The Issuer has authorized, issued and has outstanding 150,000 shares of common stock, par value of $10 per share. AEFC owns all of the outstanding shares.


As of the fiscal year ended Dec. 31, 1998, the Issuer had issued (in face amount) $99,499,694 of installment certificates and $1,092,517,052 of single payment certificates. As of Dec. 31, 1998, the Issuer had issued (in face amount) $13,593,267,561 of installment certificates and $18,351,877,659 of single payment certificates since its inception in 1941.

Investment management and services

Under an Investment Advisory and Services Agreement, AEFC acts as our investment advisor and is responsible for:

o    providing investment research;

o    making specific investment recommendations; and

o executing purchase and sale orders according to our policy of obtaining the best price and execution.

All these activities are subject to direction and control by our board of directors and officers. Our agreement with AEFC requires annual renewal by our board, including a majority of directors who are not interested persons of AEFC or the Issuer as defined in the federal Investment Company Act of 1940.

For its services, we pay AEFC a monthly fee, equal on an annual basis to a percentage of the total book value of certain assets (included assets).

 Advisory and services fee computation:
                                     Percentage of
 Included assets                    total book value
 First $250 million                          0.750%
 Next 250 million                            0.650
 Next 250 million                            0.550
 Next 250 million                            0.500
 Any amount over 1 billion                   0.107

Included assets are all assets of the Issuer except mortgage loans, real estate, and any other asset on which we pay an outside advisory or service fee.

         Advisory and services fee for the past three years:
                                      Percentage of
 Year               Total fees       included assets
 1998            $  9,084,332                0.24%
 1997             $17,232,602                0.50
 1996             $16,989,093                0.50

Estimated advisory and services fees for 1999 are $8,651,000.

Other expenses payable by the Issuer: The Investment Advisory and Services Agreement provides that we will pay:

o    costs incurred by us in connection with real estate and mortgages;

o    taxes;

o    depository and custodian fees;

o    brokerage commissions;

o fees and expenses for services not covered by other agreements and provided to us at our request, or by requirement, by attorneys, auditors, examiners and professional consultants who are not officers or employees of AEFC;

o fees and expenses of our directors who are not officers or employees of AEFC;

o provision for certificate reserves (interest accrued on certificate owner accounts); and

o    expenses of customer settlements not attributable to sales function.

Distribution

Under a Distribution Agreement with American Express Financial Advisors Inc., we pay for the distribution of this certificate by American Express Financial Advisors Inc. as described below:

o    0.90% of the initial investment on the first day of the certificate's term;
     and

o    0.90% of the certificate's reserve at the beginning of each subsequent term for certificates sold through American Express Financial Advisors, but not for certificates sold through Securities America Inc. (SAI) or American Express Bank International (AEBI).

Under a Distribution Agreement with AESC, for certificates sold through American Express Financial Direct (AEFD), we pay AESC the following:

o    1.00% of the initial investment on the first day of the certificate's term;
     and

o 1.00% of the certificate's reserve at the beginning of each subsequent term.

This fee is not assessed to your certificate account.

American Express Financial Direct is a channel for direct marketing of financial services to American Express card members and others.

Total distribution fees paid to American Express Financial Advisors Inc. for all series of certificates amounted to $28,472,007 during the year ended Dec. 31, 1998. We expect to pay American Express Financial Advisors Inc. distribution fees amounting to $26,147,000 during 1999.

See Note 1 to financial statements regarding deferral of distribution fee expense.

American Express Financial Advisors Inc. and AESC pay selling expenses in connection with services to us. Our board of directors, including a majority of directors who are not interested persons of American Express Financial Advisors Inc., AESC or the Issuer, approved these distribution agreements.

Selling Agent Agreements with AEBI and SAI

In turn, under Selling Agent Agreements with American Express Financial Advisors Inc., AEBI and SAI receive compensation for their services as selling agents for this certificate as follows:

o AEBI receives a fee equal to 1.0% per term of the principal amount of each certificate for which AEBI is the selling agent.

o SAI receives a sales commission equal to 0.80%, and marketing support fees and other compensation equal to 0.10%, per term of the principal amount of each certificate for which SAI is the selling agent.

Other selling agents

This certificate may be sold through other selling agents, under arrangements with American Express Financial Advisors, at commissions of up to:

o    0.90% of the investment on the first day of the certificate's term; and

o 0.90% of the certificate's reserve at the beginning of each subsequent term.

This fee is not assessed to your certificate account.

In addition, IDSC may pay distributors, and American Express Financial Advisors Inc. may pay selling agents, additional compensation for selling and distribution activities under certain circumstances. For example, American Express Financial Advisors Inc. may pay a fee to Securities America Inc. in order to attend the national sales conference of Securities America Inc. and, among other activities, promote sales of the certificate. From time to time, IDSC or American Express Financial Advisors Inc. may pay or permit other promotional incentives, in cash or credit or other compensation.

American Express Financial Advisors Inc. has entered into a consulting agreement with AEBI under which AEBI provides consulting services related to any selling agent agreements between American Express Financial Advisors Inc. and other Edge Act corporations. For these services, American Express Financial Advisors Inc. pays AEBI a fee for this certificate equal to 0.20% per term of the principal amount of each certificate for which another Edge Act corporation is the selling agent.

Such payments will be made quarterly in arrears.

These fees are not assessed to your certificate account.

About AESC

AESC is a wholly owned subsidiary of American Express Travel Related Services Inc., which in turn is a wholly owned subsidiary of American Express Company.

About AEBI

AEBI is an Edge Act corporation organized under the provisions of Section 25(a) of the Federal Reserve Act. It is a wholly owned subsidiary of American Express Bank Ltd. (AEBL). As an Edge Act corporation, AEBI is subject to the provisions of Section 25(a) of the Federal Reserve Act and Regulation K of the Board of Governors of the Federal Reserve System (the Federal Reserve). It is supervised and regulated by the Federal Reserve.

AEBI has an extensive international high net-worth client base that is serviced by a marketing staff in New York and Florida. The banking and financial products offered by AEBI include checking, money market and time deposits, credit services, check collection services, foreign exchange, funds transfer, investment advisory services and securities brokerage services. As of Dec. 31, 1998, AEBI had total assets of $529 million and total equity of $165 million.

Although AEBI is a banking entity, the American Express Stock Market Certificate is not a bank product, nor is it backed or guaranteed by AEBI, by AEBL or by any other bank, nor is it guaranteed or insured by the FDIC or any other federal agency. AEBI is registered where necessary as a securities broker-dealer.

Transfer agent

Under a Transfer Agency Agreement, American Express Client Service Corporation (AECSC), a wholly owned subsidiary of AEFC, maintains certificate owner accounts and records. IDSC pays AECSC a monthly fee of one-twelfth of $10.353 per certificate owner account for this service.

Employment of other American Express affiliates

AEFC may employ an affiliate of American Express Company as executing broker for our portfolio transactions only if:

o we receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar services;

o the affiliate charges us commissions consistent with those charged to comparable unaffiliated customers for similar transactions; and

o the affiliate's employment is consistent with the terms of the current Investment Advisory and Services Agreement and federal securities laws.

Directors and officers

The Issuer's sole shareholder, AEFC, elects the board of directors that oversees IDSC's operations. The board annually elects the directors, chairman, president and controller for a term of one year. The president appoints the other executive officers.

We paid a total of $37,000 during 1998 to directors not employed by AEFC.

Board of directors

Rodney P. Burwell

Born  in  1939.  Director  beginning  in  1999.  Chairman,   Xerxes  Corporation
(fiberglass storage tanks).  Director,  Fairview  Corporation.

David R. Hubers*

Born in 1943. Director since 1987. President and chief executive officer of AEFC since 1993. Senior vice president and chief financial officer of AEFC from 1984 to 1993.

Charles  W.  Johnson

Born in 1929. Director since 1989. Director, Communications Holdings, Inc. Acting president of Fisk University from 1998 to 1999. Former vice president and group executive, Industrial Systems, with Honeywell, Inc. Retired 1989.

Jean B. Keffeler Born in 1945.

Director beginning in 1999. Independent management consultant.

Richard W.  Kling*

Born in 1940. Director since 1996. Chairman of the board of directors since 1996. Director of IDS Life Insurance Company since 1984; president since 1994. Executive vice president of Marketing and Products of AEFC from 1988 to 1994. Senior vice president of AEFC since 1994. Director of IDS Life Series Fund, Inc. and member of the board of managers of IDS Life Variable Annuity Funds A and B.

Thomas R. McBurney

Born  in  1938.  Director  beginning  in  1999.  President,   McBurney
Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Allina, Space Center Enterprises and Greenspring Corporation.

Paula R. Meyer*

Born in 1954. President since June 1998. Piper Capital Management (PCM) President from October 1997 to May 1998. PCM Director of Marketing from June 1995 to October 1997. PCM Director of Retail Marketing from December 1993 to June 1995.

*" Interested Person" of IDSC as that term is defined in Investment Company Act of 1940.

Executive officers


Paula R. Meyer

Born in 1954. President since June 1998.

Jeffrey S. Horton

Born in 1961. Vice president and treasurer since December 1997. Vice president and corporate treasurer of AEFC since December 1997. Controller, American Express Technologies-Financial Services of AEFC from July 1997 to December 1997. Controller, Risk Management Products of AEFC from May 1994 to July 1997. Director of finance and analysis, Corporate Treasury of AEFC from June 1990 to May 1994.

Timothy S. Meehan

Born in 1957. Secretary since 1995. Secretary of AEFC and American Express Financial Advisors Inc. since 1995. Senior counsel to AEFC since 1995. Counsel from 1990 to 1995.

Lorraine R. Hart

Born in 1951. Vice president -- Investments since 1994. Vice president -- Insurance Investments of AEFC since 1989. Vice president -- Investments of IDS Life Insurance Company since 1992.

Jay C. Hatlestad

Born in 1957. Vice president and controller of IDSC since 1994. Manager of Investment Accounting of IDS Life Insurance Company from 1986 to 1994.

Bruce A. Kohn

Born in 1951. Vice president and general counsel since 1993. Senior counsel to AEFC since 1996. Counsel to AEFC from 1992 to 1996. Associate counsel from 1987 to 1992.

F. Dale Simmons

Born in 1937. Vice president -- Real Estate Loan Management since 1993. Vice president of AEFC since 1992. Senior portfolio manager of AEFC since 1989. Assistant vice president from 1987 to 1992.

The officers and directors as a group beneficially own less than 1% of the common stock of American Express Company.

The Issuer has provisions in its bylaws relating to the indemnification of its officers and directors against liability, as permitted by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Independent auditors

A firm of independent auditors audits our financial statements at the close of each fiscal year (Dec. 31). Copies of our annual financial statements (audited) and semiannual financial statements (unaudited) are available to any certificate owner upon request.

Ernst & Young LLP, Minneapolis, has audited the financial statements for each of the years in the three-year period ended Dec. 31, 1998. These statements are included in this prospectus. Ernst & Young LLP is also the auditor for American Express Company, the parent company of AEFC and IDSC.

Appendix

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

Aaa/AAA -- Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA -- Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A -- Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB -- Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB -- Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B -- Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC -- Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC -- Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C -- Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D -- Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment. When assessing each non-rated security, IDSC will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Annual Financial Information

Summary of selected financial information

------------------------------------------------------------------------------------------------------------------------------------

The following selected financial information has been derived from the audited financial statements and should be read in conjunction with those statements and the related notes to financial statements.  Also see "Management's discussion and analysis of financial condition and results of operations" for additional comments.
Year Ended Dec. 31,                                        1998           1997            1996            1995            1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      ($ thousands)
Statement of Operations Data
Investment income                                           $273,135        $258,232        $251,481        $256,913       $207,975
Investment expenses                                           76,811          70,137          62,851          62,817         58,690
------------------------------------------------------------------------------------------------------------------------------------

Net investment income before provision for
  certificate reserves and income tax benefit                196,324         188,095         188,630         194,096        149,285
Net provision for certificate reserves                       167,108         165,136         171,968         176,407        107,288
------------------------------------------------------------------------------------------------------------------------------------

Net investment income before income
  tax benefit                                                 29,216          22,959          16,662          17,689         41,997
Income tax benefit                                               265           3,682           6,537           9,097          2,663
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                         29,481          26,641          23,199          26,786         44,660
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments:
  Securities of unaffiliated issuers                           5,143             980            (444)            452         (7,514)
  Other - unaffiliated                                             -               -             101            (120)         1,638
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments
  before income taxes                                          5,143             980            (343)            332         (5,876)
Income tax (expense) benefit                                  (1,800)           (343)            120            (117)         2,047
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments                        3,343             637            (223)            215         (3,829)
Net income - wholly owned subsidiary                           1,646             328           1,251             373            241
------------------------------------------------------------------------------------------------------------------------------------

Net income                                                   $34,470         $27,606         $24,227         $27,374        $41,072
------------------------------------------------------------------------------------------------------------------------------------

Cash Dividends Declared                                      $29,500              $-         $65,000              $-        $40,200
------------------------------------------------------------------------------------------------------------------------------------

Balance Sheet Data
Total assets                                              $3,834,244      $4,053,648      $3,563,234      $3,912,131     $3,040,857
Certificate loans                                             32,343          37,098          43,509          51,147         58,203
Certificate reserves                                       3,404,883       3,724,978       3,283,191       3,628,574      2,887,405
Stockholder's equity                                         222,033         239,510         194,550         250,307        141,852
------------------------------------------------------------------------------------------------------------------------------------

IDS  Certificate  Company  (IDSC) is 100% owned by  American  Express  Financial
Corporation (Parent).

Management's discussion and analysis of financial condition and results of operations

Results of operations:

IDS Certificate Company's (IDSC) earnings are derived primarily from the after-tax yield on invested assets less investment expenses and interest credited on certificate reserve liabilities. Changes in earnings' trends occur largely due to changes in the rates of return on investments and the rates of interest credited to certificate owner accounts and also, the mix of fully taxable and tax-advantaged investments in the IDSC portfolio.

During the year 1998, total assets and certificate reserves decreased due primarily to certificate maturities and surrenders exceeding certificate sales. The excess of certificate maturities and surrenders over certificate sales resulted primarily from lower accrual rates declared by IDSC during the year. The decrease in total assets in 1998 reflects also, a decrease in net unrealized appreciation on investment securities classified as available for sale of $35 million and cash dividends paid to Parent of $30 million.

During the year 1997, total assets and certificate reserves increased due to certificate sales exceeding certificate maturities and surrenders. The excess of certificate sales over maturities and surrenders resulted primarily from a special introductory offer of the seven- and 13-month term IDS Flexible Savings Certificate. The increase in total assets in 1997 reflects also, an increase of $27 million in net unrealized appreciation on investment securities classified as available for sale.

1998 Compared to 1997:

Gross investment income increased 5.8% due primarily to a higher average balance of invested assets partially offset by slightly lower yields.

Investment expenses increased 9.5% in 1998. The increase resulted primarily from higher amortization of premiums paid for index options of $6.4 million, higher interest expense on reverse repurchase and interest rate swap agreements of $5.2 million, and $3.9 million of fees paid under a transfer agent agreement with American Express Client Service Corporation effective Jan. 1, 1998. Prior to Jan. 1, 1998, transfer agent services were provided by AEFC under the investment advisory and services fee agreement. These higher expenses were partially offset by lower investment advisory and services fees of $8.1 million and lower distribution fees of $.7 million.

Net provision for certificate reserves increased 1.2% due primarily to the net of a higher average balance of certificate reserves and lower accrual rates during 1998.

The decrease in income tax benefit  resulted  primarily from a lesser portion of
net  investment   income  before  income  tax  benefit  being   attributable  to
tax-advantaged income.

1997 Compared to 1996:

Gross investment income increased 2.7% due primarily to a higher average balance of invested assets.

Investment expenses increased 12% in 1997. The increase resulted primarily from higher amortization of premiums paid for index options of $4.4 million, higher distribution fees of $1.8 million and $3.2 million of interest expense on reverse repurchase and interest rate swap agreements entered into in 1997. These higher expenses were partially offset by $2.3 million lower amortization of premiums paid for interest rate caps, corridors and floors due primarily to the expiration of the cap and corridor agreements in 1996 and early 1997.

Net provision for certificate reserves decreased 4.0% due primarily to the net of lower accrual rates and a higher average balance of certificate reserves during 1997.

The decrease in income tax benefit  resulted  primarily from a lesser portion of
net  investment   income  before  income  tax  benefit  being   attributable  to
tax-advantaged income.

Liquidity and cash flow:

IDSC's principal sources of cash are payments from sales of face-amount certificates and cash flows from investments. In turn, IDSC's principal uses of cash are payments to certificate owners for matured and surrendered certificates, purchase of investments and payments of dividends to its Parent.

Certificate sales remained strong in 1998 reflecting clients' ongoing desire for safety of principal. Sales of certificates totaled $1.1 billion in 1998 compared to $1.5 billion in 1997 and $1.0 billion in 1996. The higher certificate sales in 1997 over 1996 resulted primarily from a special introductory promotion of the seven- and 13-month term IDS Flexible Savings Certificate which produced sales of $238 million. Certificate sales in 1997 benefited also, from higher sales of the IDS Preferred Investors Certificate of $113 million and sales of the American Express Special Deposits Certificate of $85 million. The IDS Preferred Investors Certificate was first offered for sale early in the last quarter of 1996. The American Express Special Deposits Certificate was first offered for sale to private banking clients of American Express Bank Ltd. in Hong Kong late in the third quarter of 1997.

The special promotion of the seven- and 13-month term IDS Flexible Savings Certificate was offered from Sept. 10, 1997 to Nov. 25, 1997, and applied only to sales of new certificate accounts during the promotion period. Certificates sold during the promotion period received a special interest rate, determined on a weekly basis, of one percentage point above the Bank Rate Monitor Top 25 Market AverageTM of comparable length certificates of deposit.

Certificate maturities and surrenders totaled $1.7 billion during 1998 compared to $1.3 billion in 1997 and $1.7 billion in 1996. The higher certificate maturities and surrenders in 1998 resulted primarily from $242 million of surrenders of the seven- and 13-month IDS Flexible Savings Certificate. The higher certificate maturities and surrenders in 1996 resulted primarily from $461 million of surrenders of the 11-month IDS Flexible Savings Certificate. These surrenders resulted primarily from lower accrual rates declared by IDSC at term renewal, reflecting interest rates available in the marketplace.

IDSC, as an issuer of face-amount certificates, is affected whenever there is a significant change in interest rates. In view of the uncertainty in the investment markets and due to the short-term repricing nature of certificate reserve liabilities, IDSC continues to invest in securities that provide for more immediate, periodic interest/principal payments, resulting in improved liquidity. To accomplish this, IDSC continues to invest much of its cash flow in intermediate-term bonds and mortgage-backed securities.

IDSC's investment program is designed to maintain an investment portfolio that will produce the highest possible after-tax yield within acceptable risk standards with additional emphasis on liquidity. The program considers investment securities as investments acquired to meet anticipated certificate owner obligations.

Under Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", debt securities that IDSC has both the positive intent and ability to hold to maturity are carried at amortized cost. Debt securities IDSC does not have the positive intent to hold to maturity, as well as all marketable equity securities, are classified as available for sale and carried at fair value. The available-for-sale classification does not mean that IDSC expects to sell these securities, but that under SFAS No. 115 positive intent criteria, these securities are available to meet possible liquidity needs should there be significant changes in market interest rates or certificate owner demand. See notes 1 and 3 to the financial statements for additional information relating to SFAS No. 115.

At Dec. 31, 1998, securities classified as held to maturity and carried at amortized cost were $.6 billion. Securities classified as available for sale and carried at fair value were $2.7 billion. These securities, which comprise 88% of IDSC's total invested assets, are well diversified. Of these securities, 97% have fixed maturities of which 90% are of investment grade. Other than U.S.
Government Agency mortgage- backed securities, no one issuer represents more than 1% of total securities. See note 3 to financial statements for additional information on ratings and diversification.

During the year ended Dec. 31, 1998, IDSC accepted a tender offer of a held-to-maturity security with an amortized cost and fair value of $6.2 million. During the same period in 1998, securities classified as available for sale were sold with an amortized cost and fair value of $343 million and $346 million, respectively. The securities were sold in general management of the investment portfolio.

There were no transfers of available-for-sale or held-to-maturity securities during the years ended Dec. 31, 1998 and 1997.

Market risk and derivative financial instruments:

The sensitivity analysis of two different tests of market risk discussed below estimate the effects of hypothetical sudden and sustained changes in the applicable market conditions on the ensuing year's earnings based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10% decline in a major stock market index. Computation of the prospective effects of hypothetical interest rate and major stock market index changes are based on numerous assumptions, including relative levels of market interest rates and the major stock market index level, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different than what actually occurs in the future. Furthermore, the computations do not anticipate actions that may be taken by management if the hypothetical market changes actually occurred over time. As a result, actual earnings affects in the future will differ from those quantified below.

IDSC primarily invests in intermediate-term and long-term fixed income securities to provide its certificate owners with a competitive rate of return on their certificates while managing risk. These investment securities provide IDSC with a historically dependable and targeted margin between the interest rate earned on investments and the interest rate credited to certificate owners' accounts. IDSC does not invest in securities to generate trading profits for its own account.

IDSC's Investment Committee, which comprises senior business managers, meets regularly to review models projecting different interest rate scenarios and their impact on IDSC's profitability. The committee's objective is to structure IDSC's portfolio of investment securities based upon the type and behavior of the certificates in the certificate reserve liabilities, to achieve targeted levels of profitability and meet certificate contractual obligations.

Rates credited to certificate owners' accounts are generally reset at shorter intervals than the maturity of underlying investments. Therefore, IDSC's margins may be negatively impacted by increases in the general level of interest rates. Part of the committee's strategies include the purchase of derivatives, such as interest rate caps, corridors, floors and swaps, for hedging purposes. On two series of certificates, interest is credited to the certificate owners' accounts based upon the relative change in a major stock market index between the beginning and end of the certificates' terms. As a means of hedging its obligations under the provisions of these certificates, the committee purchases and writes call options on the major stock market index. See note 9 to the financial statements for additional information regarding derivative financial instruments.

The negative impact on IDSC's pretax earnings of the 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models to the book of business at Dec. 31, 1998 and 1997, would be approximately $7.5 million and $5.9 million for 1998 and 1997, respectively. The 10% decrease in a major stock market index level would have a minimal impact on IDSC's pretax earnings as of Dec. 31, 1998 and 1997, because the income effect is a decrease in option income and a corresponding decrease in interest credited to the IDS and American Express Stock Market Certificate owners' accounts.

Year 2000 Issue:

IDSC is a wholly owned  subsidiary  of American  Express  Financial  Corporation
(AEFC), which is a wholly owned subsidiary of American Express Company (American Express). All of the major systems used by IDSC are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. American Express is coordinating Year 2000 (Y2K) efforts on behalf of all of its businesses and subsidiaries. Representatives of AEFC are participating in these efforts. The Y2K issue is the result of computer programs having been written using two digits rather than four to define a year. Some programs may recognize a date using "00" as the year 1900 rather than 2000. This misinterpretation could result in the failure of major systems or miscalculations, which could have a material impact on American Express and its businesses and subsidiaries through business interruption or shutdown, financial loss, reputation damage and legal liability to third parties. American Express and AEFC began addressing the Y2K issue in 1995 and have established a plan for resolution, which involves the remediation, decommissioning and replacement of relevant systems, including mainframe, mid-range and desktop computers, application software, operating systems, systems software, date back-up archival and retrieval services, telephone and other communications systems, and hardware peripherals and facilities dependent on embedded technology. As part of their plan, American Express has generally followed and utilized the specific policies and guidelines established by the

Federal Financial Institutions Examination Council, as well as other U.S. and international regulatory agencies. Additionally, American Express continues to participate in Y2K related industry consortia sponsored by various partners and suppliers. Progress is reviewed regularly with IDSC's senior management and American Express' senior management and Board of Directors.

American Express' and AEFC's Y2K compliance effort related to information technology (IT) systems is divided into two initiatives. The first, which is the much larger initiative, is known internally as "Millenniax," and relates to mainframe and other technological systems maintained by the American Express Technologies organization. The second, known as "Business T," relates to the technological assets that are owned, managed or maintained by American Express' individual business units, including AEFC. Business T also encompasses the remediation of non-IT systems. These initiatives involve a substantial number of employees and external consultants. This multiple sourcing approach is intended to mitigate the risk of becoming dependent on any one vendor or resource. While the vast majority of American Express' and AEFC's systems that require modification are being remediated, in some cases they have chosen to migrate to new applications that are already Y2K compliant.

American Express's and AEFC's plans for remediation with respect to Millenniax and Business T include the following program phases: (i) employee awareness and mobilization, (ii) inventory collection and assessment, (iii) impact analysis,
(iv) remediation/decommission, (v) testing and (vi) implementation. As part of the first three phases, American Express and AEFC have identified their mission-critical systems for purposes of prioritization. American Express' and AEFC's goals are to complete testing of critical systems by early 1999, and to continue compliance efforts, including but not limited to, the testing of systems on an integrated basis and independent validation of such testing, through 1999.** American Express and AEFC are currently on schedule to meet these goals. With respect to systems maintained by American Express and AEFC, the first three phases referred to above have been substantially completed for both Millenniax and Business T. In addition, remediation of critical systems is substantially complete. As of Dec. 31, 1998, for Millenniax for American Express, the remediation/decommission, testing and implementation phases for critical and non-critical systems in total are 82%, 75% and 60% complete, respectively. For Millenniax for AEFC, such phases are 99%, 97% and 97% complete, respectively. For Business T for American Express, such phases are 85%, 70% and 69% complete, respectively. For Business T for AEFC, such phases are 74%, 62% and 62% complete, respectively.

American Express' most commonly used methodology for remediation is the sliding window. Once an application/system has been remediated, American Express applies specific types of tests, such as stress, regression, unit, future date and baseline to ensure that the remediation process has achieved Y2K compliance while maintaining the fundamental data processing integrity of the particular system. To assist with remediation and testing, American Express is using various standardized tools obtained from a variety of vendors.

American Express's cumulative costs since inception of the Y2K initiatives were $383 million through Dec. 31, 1998 and are estimated to be in the range of $135-$160 million for the remainder through 2000.** AEFC's cumulative costs since inception of the Y2K initiative were $56 million through Dec. 31, 1998 and are estimated to be in the range of $13-$19 million for the remainder through 2000.** These include both remediation costs and costs related to replacements that were or will be required as a result of Y2K. These costs, which are expensed as incurred, relate to both Millenniax and Business T, and have not had, nor are they expected to have, a material adverse impact on American Express', AEFC's or IDSC's results of operations or financial condition.** Costs related to Millenniax, which represent most of the total Y2K costs of American

Express, are managed by and included in the American Express corporate level financial results; costs related to Business T are included in American Express' individual business segment's financial results, including AEFC's. American Express and AEFC have not deferred other critical technology projects or investment spending as a result of Y2K. However, because American Express and AEFC must continually prioritize the allocation of finite financial and human resources, certain non-critical spending initiatives have been deferred.

American Express' and AEFC's major businesses are heavily dependent upon internal computer systems, and all have significant interaction with systems of third parties, both domestically and internationally. American Express and AEFC are working with key external parties, including merchants, clients, counterparties, vendors, exchanges, utilities, suppliers, agents and regulatory agencies to mitigate the potential risks to American Express and AEFC of Y2K. The failure of external parties to resolve their own Y2K issues in a timely manner could result in a material financial risk to American Express or AEFC. As part of their overall compliance program, American Express and AEFC are actively communicating with third parties through face-to-face meetings and correspondence, on an ongoing basis, to ascertain their state of readiness. Although numerous third parties have indicated to American Express and AEFC in writing that they are addressing their Y2K issues on a timely basis, the readiness of third parties overall varies across the spectrum. Because American Express' and AEFC's Y2K compliance is dependent on key third parties being compliant on a timely basis, there can be no assurances that American Express' and AEFC's efforts alone will resolve all Y2K issues.

At this point, American Express and AEFC are in the process of performing an assessment of reasonably likely Y2K systems failures and related consequences. American Express is also preparing specific Y2K contingency plans for all key
American Express business units, including AEFC, to mitigate the potential impact of such failures. This effort is a full-scale initiative that includes both internal and external experts under the guidance of an American Express-wide steering committee. The contingency plans, which will be based in part on an assessment of the magnitude and probability of potential risks, will primarily focus on proactive steps to prevent Y2K failures from occurring, or if they should occur, to detect them quickly, minimize their impact and expedite their repair. The Y2K contingency plans will supplement disaster recovery and business continuity plans already in place, and are expected to include measures such as selecting alternative suppliers and channels of distribution, and developing American Express' and AEFC's own technology infrastructure in lieu of those provided by third parties. Development of the Y2K contingency plans is expected to be substantially complete by the end of the first quarter of 1999, and will continue to be refined throughout 1999 as additional information related to American Express' and AEFC's exposures is gathered.**

**   Statements   in  this  Y2K   discussion   marked  with  two  asterisks  are
forward-looking statements which are subject to risks and uncertainties. Important factors that could cause results to differ materially from these forward-looking statements include, among other things, the ability of American Express or AEFC to successfully identify systems containing two-digit codes, the nature and amount of programming required to fix the affected systems, the costs of labor and consultants related to such efforts, the continued availability of such resources, and the ability of third parties that interface with American Express and AEFC to successfully address their Y2K issues.

Ratios:

The ratio of stockholder's equity, excluding accumulated other comprehensive income net of tax, to total assets less certificate loans and net unrealized holding gains on investment securities at Dec. 31, 1998 and 1997 was 5.6% and 5.2%, respectively. IDSC's current regulatory requirement is a ratio of 5.0%.

Annual Financial Information

IDS Certificate Company

Responsibility for Preparation of Financial Statements

The management of IDS Certificate Company (IDSC) is responsible for the preparation and fair presentation of its financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles appropriate in the circumstances, and include amounts based on the best judgment of management. IDSC's management is also responsible for the accuracy and consistency of other financial information included in the prospectus.

In recognition of its responsibility for the integrity and objectivity of data in the financial statements, IDSC maintains a system of internal control over financial reporting. The system is designed to provide reasonable, but not absolute, assurance with respect to the reliability of IDSC's financial statements. The concept of reasonable assurance is based on the notion that the cost of the internal control system should not exceed the benefits derived.

The internal control system is founded on an ethical climate and includes an organizational structure with clearly defined lines of responsibility, policies and procedures, a Code of Conduct, and the careful selection and training of employees. Internal auditors monitor and assess the effectiveness of the internal control system and report their findings to management throughout the year. IDSC's independent auditors are engaged to express an opinion on the year-end financial statements and, with the coordinated support of the internal auditors, review the financial records and related data and test the internal control system over financial reporting.

Report of Independent Auditors

The Board of Directors and Security Holders
IDS Certificate Company:

We have audited the accompanying balance sheets of IDS Certificate Company, a wholly owned subsidiary of American Express Financial Corporation, as of December 31, 1998 and 1997, and the related statements of operations, comprehensive income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the management of IDS Certificate Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998 and 1997 by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Certificate Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.









ERNST & YOUNG  LLP
Minneapolis, Minnesota
February 4, 1999

Balance Sheets, Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------

Assets

Qualified Assets (note 2)                                                                                 1998            1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             ($ thousands)
Investments in unaffiliated issuers (notes 3, 4 and 10):
  Held-to-maturity securities                                                                               $592,815       $758,143
  Available-for-sale securities                                                                            2,710,545      2,911,524
  First mortgage loans on real estate                                                                        334,280        212,433
  Certificate loans - secured by certificate reserves                                                         32,343         37,098
Investments in and advances to affiliates                                                                        418          6,772
------------------------------------------------------------------------------------------------------------------------------------

Total investments                                                                                          3,670,401      3,925,970
------------------------------------------------------------------------------------------------------------------------------------

Receivables:
  Dividends and interest                                                                                      46,579         48,817
  Investment securities sold                                                                                   3,085          1,635
------------------------------------------------------------------------------------------------------------------------------------

Total receivables                                                                                             49,664         50,452
------------------------------------------------------------------------------------------------------------------------------------

Other (notes 9 and 10)                                                                                        96,213         56,127
------------------------------------------------------------------------------------------------------------------------------------

Total qualified assets                                                                                     3,816,278      4,032,549
------------------------------------------------------------------------------------------------------------------------------------

Other Assets
------------------------------------------------------------------------------------------------------------------------------------

Deferred federal income taxes (note 8)                                                                         1,095              -
Due from affiliate                                                                                             1,082              -
Deferred distribution fees and other                                                                          15,789         21,099
------------------------------------------------------------------------------------------------------------------------------------

Total other assets                                                                                            17,966         21,099
------------------------------------------------------------------------------------------------------------------------------------


Total assets                                                                                              $3,834,244     $4,053,648
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Balance Sheets, Dec. 31, (continued)
------------------------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholder's Equity

Liabilities                                                                                               1998            1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             ($ thousands)
Certificate Reserves (notes 5 and 10):
  Installment certificates:
    Reserves to mature                                                                                      $309,110       $343,219
    Additional credits and accrued interest                                                                   15,062         19,554
    Advance payments and accrued interest                                                                        894            968
    Other                                                                                                         55             56
  Fully paid certificates:
    Reserves to mature                                                                                     2,909,891      3,186,191
    Additional credits and accrued interest                                                                  169,514        174,699
  Due to unlocated certificate holders                                                                           357            291
------------------------------------------------------------------------------------------------------------------------------------

Total certificate reserves                                                                                 3,404,883      3,724,978
------------------------------------------------------------------------------------------------------------------------------------

Accounts Payable and Accrued Liabilities:
  Due to Parent (note 7A)                                                                                        771          1,639
  Due to Parent for federal income taxes                                                                       7,381            495
  Due to affiliates (note 7B, 7C, 7D and 7E)                                                                     426            331
  Reverse repurchase agreements                                                                              141,000         22,000
  Payable for investment securities purchased                                                                  2,211         19,601
  Accounts payable, accrued expenses and other (notes 9 and 10)                                               55,539         29,919
------------------------------------------------------------------------------------------------------------------------------------

Total accounts payable and accrued liabilities                                                               207,328         73,985
------------------------------------------------------------------------------------------------------------------------------------

Deferred federal income taxes (note 8)                                                                             -         15,175
------------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                                          3,612,211      3,814,138
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Commitments (note 4)
------------------------------------------------------------------------------------------------------------------------------------

Stockholder's Equity (notes 5B, 5C, and 6)
------------------------------------------------------------------------------------------------------------------------------------

Common stock, $10 par - authorized and issued 150,000 shares                                                   1,500          1,500
Additional paid-in capital                                                                                   143,844        143,844
Retained earnings:
  Appropriated for predeclared additional credits/interest                                                     3,710          6,375
  Appropriated for additional interest on advance payments                                                        10             50
  Unappropriated                                                                                              63,623         55,948
Accumulated other comprehensive income - net of tax (note 1)                                                   9,346         31,793
------------------------------------------------------------------------------------------------------------------------------------

Total stockholder's equity                                                                                   222,033        239,510
------------------------------------------------------------------------------------------------------------------------------------

Total liabilities and stockholder's equity                                                                $3,834,244     $4,053,648
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Statements of Operations
------------------------------------------------------------------------------------------------------------------------------------

Year ended Dec. 31,                                                                       1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      ($ thousands)
Investment Income
Interest income from investments:
  Bonds and notes:
    Unaffiliated issuers                                                                    $209,408        $191,190       $184,653
  Mortgage loans on real estate:
    Unaffiliated                                                                              18,173          18,053         19,583
    Affiliated                                                                                     -               -             36
  Certificate loans                                                                            1,896           2,200          2,533
Dividends                                                                                     40,856          44,543         44,100
Other                                                                                          2,802           2,246            576
------------------------------------------------------------------------------------------------------------------------------------

Total investment income                                                                      273,135         258,232        251,481
------------------------------------------------------------------------------------------------------------------------------------

Investment Expenses
Parent and affiliated company fees (note 7):
  Distribution                                                                                33,783          34,507         32,732
  Investment advisory and services                                                             9,084          17,233         16,989
  Transfer agent                                                                               3,932               -              -
  Depositary                                                                                     250             238            228
Options (note 9)                                                                              21,012          14,597         10,156
Interest rate caps, corridors and floors (note 9)                                                  -              35          2,351
Reverse repurchase agreements                                                                  3,689           1,217              -
Interest rate swap agreements (note 9)                                                         4,676           1,956              -
Other                                                                                            385             354            395
------------------------------------------------------------------------------------------------------------------------------------

Total investment expenses                                                                     76,811          70,137         62,851
------------------------------------------------------------------------------------------------------------------------------------

Net investment income before provision
  for certificate reserves and income tax benefit                                           $196,324        $188,095       $188,630
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Statements of Operations (continued)
------------------------------------------------------------------------------------------------------------------------------------

Year ended Dec. 31,                                                                       1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      ($ thousands)
Provision for Certificate Reserves (notes 5 and 9)
According to the terms of the certificates:
  Provision for certificate reserves                                                          $9,623          $9,796        $10,445
  Interest on additional credits                                                               1,032           1,244          1,487
  Interest on advance payments                                                                    44              50             61
Additional credits/interest authorized by IDSC:
  On fully paid certificates                                                                 146,434         141,515        146,474
  On installment certificates                                                                 11,001          13,560         14,574
------------------------------------------------------------------------------------------------------------------------------------

Total provision for certificate reserves before reserve recoveries                           168,134         166,165        173,041
Reserve recoveries from terminations prior to maturity                                        (1,026)         (1,029)        (1,073)
------------------------------------------------------------------------------------------------------------------------------------

Net provision for certificate reserves                                                       167,108         165,136        171,968
------------------------------------------------------------------------------------------------------------------------------------

Net investment income before income tax benefit                                               29,216          22,959         16,662
Income tax benefit (note 8)                                                                      265           3,682          6,537
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                                         29,481          26,641         23,199
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments
  Securities of unaffiliated issuers                                                           5,143             980           (444)
  Other-unaffiliated                                                                               -               -            101
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments before income taxes                                    5,143             980           (343)
------------------------------------------------------------------------------------------------------------------------------------

Income tax (expense) benefit (note 8):
  Current                                                                                     (1,800)           (304)           772
  Deferred                                                                                         -             (39)          (652)
------------------------------------------------------------------------------------------------------------------------------------

Total income tax (expense) benefit                                                            (1,800)           (343)           120
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments                                                        3,343             637           (223)
------------------------------------------------------------------------------------------------------------------------------------

Net income - wholly owned subsidiary                                                           1,646             328          1,251
------------------------------------------------------------------------------------------------------------------------------------

Net income                                                                                   $34,470         $27,606        $24,227
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Statements of Comprehensive Income
------------------------------------------------------------------------------------------------------------------------------------

Year ended Dec. 31,                                                                       1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      ($ thousands)

Net income                                                                                   $34,470         $27,606        $24,227
------------------------------------------------------------------------------------------------------------------------------------

Other comprehensive (loss) income (note 1)
  Unrealized (losses) gains on available-for-sale
  securities:
    Unrealized holding (losses) gains arising during year                                    (32,020)         26,639        (25,853)
    Income tax benefit (expense)                                                              11,207          (9,324)         9,048
------------------------------------------------------------------------------------------------------------------------------------

    Net unrealized holding (losses) gains arising during period                              (20,813)         17,315        (16,805)
------------------------------------------------------------------------------------------------------------------------------------

    Reclassification adjustment for (gains) losses included in net income                     (2,514)             59          2,802
    Income tax expense (benefit)                                                                 880             (20)          (981)
------------------------------------------------------------------------------------------------------------------------------------

    Net reclassification adjustment for (gains) losses included in net income                 (1,634)             39          1,821
------------------------------------------------------------------------------------------------------------------------------------

Net other comprehensive (loss) income                                                        (22,447)         17,354        (14,984)
------------------------------------------------------------------------------------------------------------------------------------

Total comprehensive income                                                                   $12,023         $44,960         $9,243
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Statements of Stockholder's Equity
------------------------------------------------------------------------------------------------------------------------------------

Year ended Dec. 31,                                                                       1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      ($ thousands)

Common Stock
Balance at beginning and end of year                                                          $1,500          $1,500         $1,500
------------------------------------------------------------------------------------------------------------------------------------

Additional Paid-in Capital
Balance at beginning of year                                                                $143,844        $143,844       $168,844
Cash dividends declared                                                                            -               -        (25,000)
------------------------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                                      $143,844        $143,844       $143,844
------------------------------------------------------------------------------------------------------------------------------------

Retained Earnings
Appropriated for predeclared additional credits/interest (note 5B)
Balance at beginning of year                                                                  $6,375         $11,989        $18,878
Transferred to unappropriated retained earnings                                               (2,665)         (5,614)        (6,889)
------------------------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                                        $3,710          $6,375        $11,989
------------------------------------------------------------------------------------------------------------------------------------

Appropriated for additional interest on advance payments (note 5C)
Balance at beginning of year                                                                     $50             $50            $50
Transferred to unappropriated retained earnings                                                  (40)              -              -
------------------------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                                           $10             $50            $50
------------------------------------------------------------------------------------------------------------------------------------

Unappropriated (note 6)
Balance at beginning of year                                                                 $55,948         $22,728        $31,612
Net income                                                                                    34,470          27,606         24,227
Transferred from appropriated retained earnings                                                2,705           5,614          6,889
Cash dividends declared                                                                      (29,500)              -        (40,000)
------------------------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                                       $63,623         $55,948        $22,728
------------------------------------------------------------------------------------------------------------------------------------

Accumulated other comprehensive income -
  net of tax (note 1)
Balance at beginning of year                                                                 $31,793         $14,439        $29,423
Net other comprehensive (loss) income                                                        (22,447)         17,354        (14,984)
------------------------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                                        $9,346         $31,793        $14,439
------------------------------------------------------------------------------------------------------------------------------------

Total stockholder's equity                                                                  $222,033        $239,510       $194,550
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Statements of Cash Flows
------------------------------------------------------------------------------------------------------------------------------------

Year ended Dec. 31,                                                                       1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      ($ thousands)
Cash Flows from Operating Activities
Net income                                                                                   $34,470         $27,606        $24,227
Adjustments to reconcile net income to net
cash provided by operating activities:
  Net income of wholly owned subsidiary                                                       (1,646)           (328)        (1,251)
  Net provision for certificate reserves                                                     167,108         165,136        171,968
  Interest income added to certificate loans                                                  (1,180)         (1,414)        (1,631)
  Amortization of premiums/discounts-net                                                      22,620          15,484         14,039
  Provision for deferred federal income taxes                                                 (3,088)         (2,266)        (1,124)
  Net realized (gain) loss on investments before income taxes                                 (5,143)           (980)           343
  Decrease (increase) in dividends and interest receivable                                     2,238          (4,804)         5,619
  Decrease in deferred distribution fees                                                       5,310           4,434          2,761
  Increase in other assets                                                                    (1,082)              -              -
  Increase (decrease) in other liabilities                                                    16,814             443           (679)
------------------------------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                                    236,421         203,311        214,272
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities
Maturity and redemption of investments:
  Held-to-maturity securities                                                                161,649          76,678        163,066
  Available-for-sale securities                                                              468,218         408,019        537,565
  Other investments                                                                           76,894          79,929         52,189
Sale of investments:
  Held-to-maturity securities                                                                  6,245          33,910         24,984
  Available-for-sale securities                                                              344,901         160,207        356,194
  Other investments                                                                                -               -            385
Certificate loan payments                                                                      4,006           4,814          6,003
Purchase of investments:
  Held-to-maturity securities                                                                 (1,034)         (4,565)       (49,984)
  Available-for-sale securities                                                             (663,347)     (1,283,620)      (617,138)
  Other investments                                                                         (189,905)        (62,831)       (28,617)
Certificate loan fundings                                                                     (3,703)         (5,021)        (5,288)
------------------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) investing activities                                         $203,924       ($592,480)      $439,359
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Statements of Cash Flows (continued)
------------------------------------------------------------------------------------------------------------------------------------

Year ended Dec. 31,                                                                       1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      ($ thousands)

Cash Flows from Financing Activities
Payments from certificate owners                                                          $1,192,026      $1,580,013     $1,129,023
Proceeds from reverse repurchase agreements                                                  919,500         433,000              -
Dividend from wholly owned subsidiary                                                          8,000               -              -
Certificate maturities and cash surrenders                                                (1,729,871)     (1,324,175)    (1,663,196)
Payments under reverse repurchase agreements                                                (800,500)       (411,000)             -
Dividends paid                                                                               (29,500)              -        (65,000)
------------------------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided by financing activities                                         (440,345)        277,838       (599,173)
------------------------------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                                               -        (111,331)        54,458
Cash and cash equivalents beginning of year                                                        -         111,331         56,873
------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents end of year                                                             $-              $-       $111,331
------------------------------------------------------------------------------------------------------------------------------------


Supplemental Disclosures Including Non-cash Transactions
Cash received (paid) for income taxes                                                         $1,217           ($104)        $7,195
Certificate maturities and surrenders through
  loan reductions                                                                              5,632           8,032          8,554

See notes to financial statements.


Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

1.  Nature of business and summary of significant accounting policies

Nature of business

IDS Certificate Company (IDSC) is a wholly owned subsidiary of American Express Financial Corporation (Parent), which is a wholly owned subsidiary of American Express Company. IDSC is registered as an investment company under the Investment Company Act of 1940 ("the 1940 Act") and is in the business of issuing face-amount investment certificates. The certificates issued by IDSC are not insured by any government agency. IDSC's certificates are sold primarily by American Express Financial Advisors Inc.'s (an affiliate) field force operating in 50 states, the District of Columbia and Puerto Rico. IDSC's Parent acts as investment advisor for IDSC.

IDSC currently offers nine types of certificates with specified maturities ranging from ten to twenty years. Within their specified maturity, most certificates have interest rate terms of one- to 36-months. In addition, two types of certificates have interest tied, in whole or in part, to any upward movement in a broad-based stock market index. Except for two types of certificates, all of the certificates are available as qualified investments for Individual Retirement Accounts or 401(k) plans and other qualified retirement plans.

IDSC's gross income is derived primarily from interest and dividends generated by its investments. IDSC's net income is determined by deducting from such gross income its provision for certificate reserves, and other expenses, including taxes, the fee paid to Parent for investment advisory and other services, and the distribution fees paid to American Express Financial Advisors, Inc.

Described below are certain accounting policies that are important to an understanding of the accompanying financial statements.

Basis of financial statement presentation

The accompanying financial statements are presented in accordance with generally accepted accounting principles. IDSC uses the equity method of accounting for its wholly owned unconsolidated subsidiary, which is the method prescribed by the Securities and Exchange Commission (SEC) for non-investment company subsidiaries of issuers of face-amount certificates. Certain amounts from prior years have been reclassified to conform to the current year presentation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of income and expenses during the year then ended. Actual results could differ from those estimates.

Fair values of financial instruments

The fair values of financial instruments disclosed in the notes to financial statements are estimates based upon current market conditions and perceived risks, and require varying degrees of management judgment.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

Preferred stock dividend income

IDSC recognizes dividend income from cumulative redeemable preferred stocks with fixed maturity amounts on an accrual basis similar to that used for recognizing interest income on debt securities. Dividend income from perpetual preferred stock is recognized on an ex-dividend basis.

Comprehensive Income

Effective Jan. 1, 1998, IDSC adopted Statement of Financial Accounting Standards
(SFAS) No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires the reporting and display of comprehensive income and its components. Comprehensive income is defined as the aggregate change in stockholder's equity excluding changes in ownership interests. For IDSC, comprehensive income consists of net income and unrealized gains or losses on available-for-sale securities net of taxes. Prior year amounts have been reclassified to conform to the requirements of the new Statement.

Securities

Cash equivalents are carried at amortized cost, which approximates fair value. IDSC has defined cash and cash equivalents as cash in banks and highly liquid investments with a maturity of three months or less at acquisition and are not interest rate sensitive.

Debt securities that IDSC has both the positive intent and ability to hold to maturity are carried at amortized cost. Debt securities IDSC does not have the positive intent to hold to maturity, as well as all marketable equity securities, are classified as available for sale and carried at fair value. Unrealized holding gains and losses on securities classified as available for sale are carried, net of deferred income taxes, as accumulated other comprehensive income in stockholder's equity.

The basis for determining cost in computing realized gains and losses on securities is specific identification. When there is a decline in value that is other than temporary, the securities are carried at estimated realizable value with the amount of adjustment included in income.

First mortgage loans on real estate

Mortgage loans are carried at amortized cost, less reserves for losses, which is the basis for determining any realized gains or losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

IDSC generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on Management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Certificates

Investment certificates may be purchased either with a lump-sum payment or by installment payments. Certificate owners are entitled to receive at maturity a definite sum of money. Payments from certificate owners are credited to investment certificate reserves. Investment certificate reserves accumulate at specified percentage rates as declared by IDSC. Reserves also are maintained for advance payments made by certificate owners, accrued interest thereon, and for additional credits in excess of minimum guaranteed rates and accrued interest thereon. On certificates allowing for the deduction of a surrender charge, the cash surrender values may be less than accumulated investment certificate reserves prior to maturity dates. Cash surrender values on certificates allowing for no surrender charge are equal to certificate reserves. The payment distribution, reserve accumulation rates, cash surrender values, reserve values and other matters are governed by the 1940 Act.

Deferred distribution fee expense

On certain series of certificates, distribution fees are deferred and amortized over the estimated lives of the related certificates, which is approximately 10 years. Upon surrender prior to maturity, unamortized deferred distribution fees are recognized in expense and any related surrender charges are recognized as a reduction in provision for certificate reserves.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

Federal income taxes

IDSC's taxable income or loss is included in the consolidated federal income tax return of American Express Company. IDSC provides for income taxes on a separate return basis, except that, under an agreement between Parent and American Express Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Parent and its subsidiaries that Parent will reimburse a subsidiary for any tax benefits recorded.

Accounting developments

In March 1998, the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." This SOP, which is effective Jan. 1, 1999, requires the capitalization of certain costs incurred to develop or obtain software for internal use. Software utilized by IDSC is owned by Parent and will be capitalized on Parent's financial statements. As a result, the new rule will not have a material impact on IDSC's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective Jan. 1, 2000. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of this Statement is encouraged, but it is permitted only as of the beginning of any fiscal quarter that begins after issuance of the Statement. This Statement cannot be applied retroactively. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

2.  Deposit of assets and maintenance of qualified assets

A) Under the provisions of its certificates and the 1940 Act, IDSC was required to have qualified assets (as that term is defined in Section 28(b) of the 1940
Act) in the amount of  $3,353,920  and  $3,694,204  at Dec.  31,  1998 and 1997,
respectively. IDSC had qualified assets of $3,799,689 at Dec. 31, 1998 and $3,964,036 at Dec. 31, 1997, excluding net unrealized appreciation on available-for-sale securities of $14,378 and $48,912 at Dec. 31, 1998 and 1997, respectively and payable for securities purchased of $2,211 and $19,601 at Dec. 31, 1998 and 1997, respectively.

Qualified assets are valued in accordance with such provisions of Minnesota Statutes as are applicable to investments of life insurance companies. Qualified assets for which no provision for valuation is made in such statutes are valued in accordance with rules, regulations or orders prescribed by the SEC. These values are the same as financial statement carrying values, except for debt securities classified as available for sale and all marketable equity securities, which are carried at fair value in the financial statements but are valued at amortized cost for qualified asset and deposit maintenance purposes.

B) Pursuant to provisions of the certificates, the 1940 Act, the central depositary agreement and to requirements of various states, qualified assets of IDSC were deposited as follows:


                                                                      Dec. 31, 1998
                                                      -----------------------------------------------

                                                                        Required
                                                         Deposits       deposits         Excess
-----------------------------------------------------------------------------------------------------
Deposits to meet certificate
liability requirements:
States                                                          $364            $327             $37
Central Depositary                                         3,543,964       3,317,295         226,669
-----------------------------------------------------------------------------------------------------

Total                                                     $3,544,328      $3,317,622        $226,706
-----------------------------------------------------------------------------------------------------

                                                                      Dec. 31, 1997
                                                      -----------------------------------------------

                                                                        Required
                                                         Deposits       deposits         Excess
-----------------------------------------------------------------------------------------------------
Deposits to meet certificate
liability requirements:
States                                                          $363            $328             $35
Central Depositary                                         3,826,505       3,650,121         176,384
-----------------------------------------------------------------------------------------------------

Total                                                     $3,826,868      $3,650,449        $176,419
-----------------------------------------------------------------------------------------------------

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

The assets on deposit at Dec. 31, 1998 and 1997 consisted of securities having a deposit value of $3,153,038 and $3,580,866, respectively; mortgage loans of $334,280 and $212,433, respectively; and other assets of $57,010 and $33,569, respectively.

American Express Trust Company is the central depositary for IDSC.  See note 7C.

3.  Investments in securities

A) Fair values of investments in securities represent market prices or estimated fair values when quoted prices are not available. Estimated fair values are determined by IDSC using established procedures, involving review of market indexes, price levels of current offerings and comparable issues, price estimates and market data from independent brokers and financial files. The procedures are reviewed annually. IDSC's vice president, investments, reports to the board of directors on an annual basis regarding such pricing sources and procedures to provide assurance that fair value is being achieved.

The following is a summary of securities held to maturity and securities available for sale at Dec. 31, 1998 and 1997.

                                                                            Dec. 31, 1998
                                                      ---------------------------------------------------------------
                                                                                          Gross           Gross
                                                        Amortized         Fair         unrealized      unrealized
                                                           cost           value           gains          losses
---------------------------------------------------------------------------------------------------------------------
Held to maturity
U.S. Government and
  agencies obligations                                          $363            $373             $10              $-
Mortgage-backed securities                                    22,366          22,986             620               -
Corporate debt securities                                    168,191         172,941           4,750               -
Stated maturity preferred stock                              401,895         428,689          26,802               8
---------------------------------------------------------------------------------------------------------------------

Total                                                       $592,815        $624,989         $32,182              $8
---------------------------------------------------------------------------------------------------------------------
Available for sale
Mortgage-backed securities                                  $831,677        $846,864         $15,787            $600
State and municipal obligations                               32,075          33,437           1,362               -
Corporate debt securities                                  1,674,932       1,667,264          29,197          36,865
Stated maturity preferred stock                               63,257          65,822           2,637              72
Perpetual preferred stock                                     94,226          97,158           2,947              15
---------------------------------------------------------------------------------------------------------------------

Total                                                     $2,696,167      $2,710,545         $51,930         $37,552
---------------------------------------------------------------------------------------------------------------------


Notes to Financial Statements ($ in thousands unless indicated otherwise)
------------------------------------------------------------------------------------------------------------------------------------

                                                                            Dec. 31, 1997
                                                      ---------------------------------------------------------------
                                                                                          Gross           Gross
                                                        Amortized         Fair         unrealized      unrealized
                                                           cost           value           gains          losses
---------------------------------------------------------------------------------------------------------------------
Held to maturity
U.S. Government and
  agencies obligations                                          $363            $369              $6              $-
Mortgage-backed securities                                    29,340          29,969             629               -
Corporate debt securities                                    242,050         248,455           6,493              88
Stated maturity preferred stock                              486,390         505,522          19,332             200
---------------------------------------------------------------------------------------------------------------------

Total                                                       $758,143        $784,315         $26,460            $288
---------------------------------------------------------------------------------------------------------------------
Available for sale
Mortgage-backed securities                                $1,251,283      $1,274,417         $23,336            $202
State and municipal obligations                               41,116          42,526           1,410               -
Corporate debt securities                                  1,417,668       1,438,640          22,636           1,664
Stated maturity preferred stock                               63,214          64,444           1,284              54
Perpetual preferred stock                                     88,726          91,497           2,771               -
Common stock                                                     605               -               -             605
---------------------------------------------------------------------------------------------------------------------

Total                                                     $2,862,612      $2,911,524         $51,437          $2,525
---------------------------------------------------------------------------------------------------------------------

The amortized cost and fair value of securities held to maturity and available for sale, by contractual maturity, at Dec. 31, 1998, are shown below. Cash flows will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                                        Amortized         Fair
                                                                                          cost            value
---------------------------------------------------------------------------------------------------------------------
Held to maturity
Due within 1 year                                                                            $99,718        $100,336
Due after 1 year through 5 years                                                             274,565         288,415
Due after 5 years through 10 years                                                           179,098         194,280
Due after 10 years                                                                            17,068          18,972
---------------------------------------------------------------------------------------------------------------------
                                                                                             570,449         602,003
Mortgage-backed securities                                                                    22,366          22,986
---------------------------------------------------------------------------------------------------------------------

Total                                                                                       $592,815        $624,989
---------------------------------------------------------------------------------------------------------------------
Available for sale
Due within 1 year                                                                            $76,383         $76,569
Due after 1 year through 5 years                                                             825,032         841,426
Due after 5 years through 10 years                                                           506,693         508,301
Due after 10 years                                                                           362,156         340,227
---------------------------------------------------------------------------------------------------------------------
                                                                                           1,770,264       1,766,523
Mortgage-backed securities                                                                   831,677         846,864
Perpetual preferred stock                                                                     94,226          97,158
---------------------------------------------------------------------------------------------------------------------

Total                                                                                     $2,696,167      $2,710,545
---------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

During the years ended Dec. 31, 1998 and 1997, there were no securities classified as trading securities.

The proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales during the years ended Dec. 31, 1998, 1997 and 1996, were as follows:

                                                                          1998            1997            1996
---------------------------------------------------------------------------------------------------------------------

Proceeds                                                                    $346,353        $161,188        $313,976
Gross realized gains                                                           4,487           1,292             456
Gross realized losses                                                          1,461           1,637           5,836
---------------------------------------------------------------------------------------------------------------------

Sales of held-to-maturity securities resulting from acceptance of a tender offer during the year ended
Dec. 31, 1998 and significant credit deterioration during the years ended Dec. 31,  1997 and 1996, were as follows:

                                                                          1998            1997            1996
---------------------------------------------------------------------------------------------------------------------

Amortized cost                                                                $6,182         $32,969         $22,297
Gross realized gains                                                              63           1,621           3,200
Gross realized losses                                                              -             680             513
---------------------------------------------------------------------------------------------------------------------

During the years ended Dec. 31, 1998 and 1997, no securities were reclassified from held to maturity to available for sale.

B) Investments in securities with fixed maturities comprised 85% and 89% of IDSC's total invested assets at Dec. 31, 1998 and 1997, respectively. Securities are rated by Moody's and Standard & Poors (S&P), or by Parent's internal analysts, using criteria similar to Moody's and S&P, when a public rating does not exist. A summary of investments in securities with fixed maturities by rating of investment is as follows:


Rating                                     1998           1997
---------------------------------------------------------------------

Aaa/AAA                                    37%             44%
Aa/AA                                       1               1
Aa/A                                        1               1
A/A                                         13             14
A/BBB                                       5               6
Baa/BBB                                     33             25
Below investment grade                      10              9
---------------------------------------------------------------------

                                           100%           100%
---------------------------------------------------------------------

Of the securities rated Aaa/AAA, 84% and 83% at Dec. 31, 1998 and 1997, respectively, are U.S. Government Agency mortgage-backed securities that are not rated by a public rating

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

agency. Approximately 11% and 9% at Dec. 31, 1998 and 1997, respectively, of securities with fixed maturities, other than U.S. Government Agency mortgage-backed securities, are rated by Parent's internal analysts. At Dec. 31, 1998 and 1997 no one issuer, other than U.S. Government Agency mortgage-backed securities, is greater than 1% of IDSC's total investment in securities with fixed maturities.

C) IDSC reserves freedom of action with respect to its acquisition of restricted securities that offer advantageous and desirable investment opportunities. In a private negotiation, IDSC may purchase for its portfolio all or part of an issue of restricted securities. Since IDSC would intend to purchase such securities for investment and not for distribution, it would not be "acting as a distributor" if such securities are resold by IDSC at a later date.

The fair values of restricted securities are determined by the board of directors using the procedures and factors described in note 3A.

In the event IDSC were to be deemed to be a distributor of the restricted securities, it is possible that IDSC would be required to bear the costs of registering those securities under the Securities Act of 1933, although in most cases such costs would be incurred by the issuer of the restricted securities.

4.  Investments in first mortgage loans on real estate

At Dec. 31, 1998 and 1997, IDSC's recorded investment in impaired mortgage loans was $296 and $363, respectively, and the reserve for loss on those amounts was $261 in both years. During 1998, 1997 and 1996, the average recorded investment in impaired mortgage loans was $331, $743 and $925, respectively.

IDSC recognized $31, $37 and $88 of interest income related to impaired mortgage loans for the years ended Dec. 31, 1998, 1997 and 1996, respectively.

During the years ended Dec. 31, 1998, 1997 and 1996, there were no changes in the reserve for loss on mortgage loans of $611.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

At Dec. 31, 1998 and 1997, approximately 9% and 5%, respectively, of IDSC's invested assets were first mortgage loans on real estate. A summary of first mortgage loans by region and type of real estate is as follows:

Region                                        1998           1997
---------------------------------------------------------------------

West North Central                             21%            21%
South Atlantic                                 18             23
East North Central                             17             18
Mountain                                       14             13
West South Central                             12              6
Pacific                                         7              3
New England                                     6              5
Middle Atlantic                                 5             11
---------------------------------------------------------------------

Total                                         100%           100%
---------------------------------------------------------------------

Property Type                                 1998           1997
---------------------------------------------------------------------

Retail/shopping centers                        28%            31%
Office buildings                               25             20
Apartments                                     19             23
Industrial buildings                           12             17
Other                                          16              9
---------------------------------------------------------------------

Total                                         100%           100%
---------------------------------------------------------------------

The carrying amounts and fair values of first mortgage loans on real estate are as follows at Dec. 31. The fair values are estimated using discounted cash flow analysis, using market interest rates currently being offered for loans with similar maturities.

                                                              Dec. 31, 1998                   Dec. 31, 1997
                                                      ---------------------------------------------------------------

                                                         Carrying         Fair          Carrying          Fair
                                                          amount          value          amount           value
---------------------------------------------------------------------------------------------------------------------
First mortgage loans on real estate                         $334,891        $343,406        $213,044        $216,951
Reserve for losses                                              (611)              -            (611)              -
---------------------------------------------------------------------------------------------------------------------

Net first mortgage loans on
real estate                                                 $334,280        $343,406        $212,433        $216,951
---------------------------------------------------------------------------------------------------------------------

At Dec. 31, 1998 and 1997, commitments for fundings of first mortgage loans, at market interest rates, aggregated $60,828 and $9,375, respectively. IDSC employs policies and procedures to ensure the creditworthiness of the borrowers and that funds will be available on the funding date. IDSC's loan fundings are restricted to 80% or less of the market value of the real estate at the time of the loan funding. Management believes there is no fair value for these commitments.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

5.  Certificate reserves

Reserves maintained on outstanding certificates have been computed in accordance with the provisions of the certificates and Section 28 of the 1940 Act. The average rates of accumulation on certificate reserves at Dec. 31, 1998 and 1997 were:

                                                                                          1998
                                                                     ------------------------------------------------
                                                                                         Average         Average
                                                                                          gross        additional
                                                                         Reserve      accumulation       credit
                                                                         balance          rate            rate
---------------------------------------------------------------------------------------------------------------------
Installment certificates
Reserves to mature:
  With guaranteed rates                                                      $21,018       3.50%           .50%
  Without guaranteed rates (A)                                               288,092          -           2.92
Additional credits and accrued interest                                       15,061       3.16              -
Advance payments and accrued interest (C)                                        894       3.18            .82
Other                                                                             55          -              -
Fully paid certificates
Reserves to mature:
  With guaranteed rates                                                      146,437       3.20           1.47
  Without guaranteed rates (A) and (D)                                     2,763,454          -           4.29
Additional credits and accrued interest                                      169,515       3.18              -
Due to unlocated certificate holders                                             357          -              -
---------------------------------------------------------------------------------------------------------------------

Total                                                                     $3,404,883
---------------------------------------------------------------------------------------------------------------------

                                                                                          1997
                                                                     ------------------------------------------------
                                                                                         Average         Average
                                                                                          gross        additional
                                                                         Reserve      accumulation       credit
                                                                         balance          rate            rate
---------------------------------------------------------------------------------------------------------------------

Installment certificates
Reserves to mature:
  With guaranteed rates                                                      $24,316       3.50%          1.35%
  Without guaranteed rates (A)                                               318,903          -           2.96
Additional credits and accrued interest                                       19,554       3.17              -
Advance payments and accrued interest (C)                                        968       3.17           1.68
Other                                                                             56          -              -
Fully paid certificates
Reserves to mature:
  With guaranteed rates                                                      165,258       3.21           1.83
  Without guaranteed rates (A) and (D)                                     3,020,933          -           5.03
Additional credits and accrued interest                                      174,699       3.21              -
Due to unlocated certificate holders                                             291                         -
---------------------------------------------------------------------------------------------------------------------

Total                                                                     $3,724,978
---------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

A) There is no minimum rate of accrual on these reserves. Interest is declared periodically, quarterly or annually, in accordance with the terms of the separate series of certificates.

B) On certain series of single payment certificates, additional interest is predeclared for periods greater than one year. At Dec. 31, 1998, $3,710 of retained earnings had been appropriated for the predeclared additional interest, which represents the difference between certificate reserves on these series, calculated on a statutory basis, and the reserves maintained per books.

C) Certain series of installment certificates guarantee accrual of interest on advance payments at an average of 3.18%. IDSC has increased the rate of accrual to 4.00% through April 30, 2000. An appropriation of retained earnings amounting to $10 has been made, which represents the estimated additional accrual that will result from the increase granted by IDSC.

D) IDS Stock Market Certificate, American Express Stock Market Certificate and IDS Market Strategy Certificate enable the certificate owner to participate in any relative rise in a major stock market index without risking loss of principal. Generally the certificates have a term of 12 months and may continue for up to 20 successive terms. The reserve balance on these certificates at Dec. 31, 1998 and 1997 was $622,409 and $416,485, respectively.

E) The carrying amounts and fair values of certificate reserves consisted of the following at Dec. 31, 1998 and 1997. Fair values of certificate reserves with interest rate terms of one year or less approximated the carrying values less any applicable surrender charges.

The fair values for other certificate reserves are determined by a discounted cash flow analysis using interest rates currently offered for certificates with similar remaining terms, less any applicable surrender charges.

                                                                          1998                            1997
                                                                     ---------------------------------------------------------------

                                                                        Carrying          Fair          Carrying          Fair
                                                                         amount           value          amount          value
------------------------------------------------------------------------------------------------------------------------------------
Reserves with terms of one year or less                                   $3,070,001      $3,068,463      $3,186,971     $3,185,396
Other                                                                        334,882         350,509         538,007        551,988
------------------------------------------------------------------------------------------------------------------------------------

Total certificate reserves                                                 3,404,883       3,418,972       3,724,978      3,737,384
Unapplied certificate transactions                                               853             853             868            868
Certificate loans and accrued interest                                       (32,703)        (32,703)        (37,495)       (37,495)
------------------------------------------------------------------------------------------------------------------------------------

Total                                                                     $3,373,033      $3,387,122      $3,688,351     $3,700,757
------------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

6.  Dividend restriction

Certain series of installment certificates outstanding provide that cash dividends may be paid by IDSC only in calendar years for which additional credits of at least one-half of 1% on such series of certificates have been authorized by IDSC. This restriction has been removed for 1999 and 2000 by IDSC's declaration of additional credits in excess of this requirement.

7.  Fees paid to Parent and affiliated companies ($ not in thousands)

A) The basis of computing fees paid or payable to Parent for investment advisory, joint facilities, technology support and treasury services is:

The investment advisory and services agreement with Parent provides for a graduated scale of fees equal on an annual basis to 0.750% on the first $250 million of total book value of assets of IDSC, 0.650% on the next $250 million, 0.550% on the next $250 million, 0.500% on the next $250 million and 0.107% on the amount in excess of $1 billion. Effective Jan. 1, 1998, the fee on the amount in excess of $1 billion was changed from 0.450% to 0.107%. The fee is payable monthly in an amount equal to one-twelfth of each of the percentages set forth above. Excluded from assets for purposes of this computation are first mortgage loans, real estate and any other asset on which IDSC pays an outside service fee.

B) The basis of computing fees paid or payable to American Express Financial Advisors, Inc. (an affiliate) for distribution services is:

Fees payable to American Express Financial Advisors, Inc. on sales of IDSC's certificates are based upon terms of agreements giving American Express Financial Advisors, Inc. the exclusive right to distribute the certificates covered under the agreements. The agreements provide for payment of fees over a period of time.

From time to time, IDSC may sponsor or participate in sales promotions involving one or more of the certificates and their respective terms. These promotions may offer a special interest rate to attract new clients or retain existing clients. To cover the cost of these promotions, distribution fees paid to American Express Financial Advisors may be lowered. For the promotion of the seven- and 13-month term IDS Flexible Savings Certificate which occurred Sept. 10, 1997 to Nov. 25, 1997, the distribution fee for sales of these certificates was lowered to 0.067%.

The aggregate fees payable under the agreements per $1,000 face amount of installment certificates and a summary of the periods over which the fees are payable are:


                                                                                                        Number of
                                                                                                       certificate
                                                                                                        years over
                                                                         Aggregate fees payable           which
                                                      -----------------------------------------------
                                                                                                       subsequent
                                                                     First           Subsequent        years' fees
                                                      Total          year            years             are payable
---------------------------------------------------------------------------------------------------------------------

On sales effective April 30, 1997                     $25.00         $ 2.50          $22.50                 9

On sales prior to April 30, 1997(a)                    30.00           6.00           24.00                 4
---------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

(a) At the end of the sixth through the 10th year, an additional fee of 0.5% is payable on the daily average balance of the certificate reserve maintained during the sixth through the 10th year, respectively.

Effective April 30, 1997, fees on the IDS Cash Reserve and IDS Flexible Savings Certificates are paid at a rate of 0.20% of the purchase price at the time of issuance and 0.20% of the reserves maintained for these certificates at the beginning of the second and subsequent quarters from issue date. For certificates sold prior to April 30, 1997, fees were paid at a rate of 0.25% of the purchase price at the time of issuance and 0.25% of the reserves maintained for these certificates at the beginning of the second and subsequent quarters from issue date.

Fees on the IDS Future Value Certificate were paid at the rate of 5% of the purchase price at time of issuance. Effective May 1, 1997, the IDS Future Value Certificate is no longer being offered for sale.

Fees on the American Express Investors Certificate are paid at an annualized rate of 1% of the reserves maintained for the certificates. Fees are paid at the end of each term on certificates with a one-, two- or three-month term. Fees are paid each quarter from date of issuance on certificates with a six-, 12-, 24- or 36-month term.

Fees on the IDS Preferred Investors Certificate are paid at an annualized rate of 0.66% of the reserves maintained for the certificates. Fees are paid at the end of each term on certificates with a one-, two- or three-month term. Fees are paid each quarter from date of issuance on certificates with a six-, 12-, 24- or 36-month term.

Effective April 30, 1997, fees on the IDS and American Express Stock Market Certificates, and IDS Market Strategy Certificate are paid at the rate of 0.70% of the purchase price on the first day of the certificate's term and 0.70% of the reserves maintained for these certificates at the beginning of each subsequent term. For certificates sold prior to April 30, 1997, fees were paid at a rate of 1.25% of the purchase price on the first day of the certificate's term and 1.25% of the reserves maintained for these certificates at the beginning of each subsequent term.

C) The basis of computing depositary fees paid or payable to American Express Trust Company (an affiliate) is:

-------------------------------------------------------------------------------
Maintenance charge per account          5 cents per $1,000 of assets on deposit

Transaction charge                      $20 per transaction

Security loan activity:
  Depositary Trust Company
    receive/deliver                     $20 per transaction
  Physical receive/deliver              $25 per transaction
  Exchange collateral                   $15 per transaction
-------------------------------------------------------------------------------

A transaction consists of the receipt or withdrawal of securities and commercial paper and/or a change in the security position. The charges are payable quarterly except for maintenance, which is an annual fee.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

D) The basis for computing fees paid or payable to American Express Bank Ltd. (an affiliate) for the distribution of the American Express Special Deposits Certificate on an annualized basis is:

1.25% of the reserves maintained for the certificates on an amount from $100,000 to $249,000, 0.80% on an amount from $250,000 to $499,000, 0.65% on an amount from $500,000 to $999,000 and 0.50% on an amount $1,000,000 or more. Fees are paid at the end of each term on certificates with a one-, two- or three-month term. Fees are paid at the end of each quarter from date of issuance on certificates with a six-, 12-, 24- or 36-month term.

E) The basis of computing transfer agent fees paid or payable to American Express Client Service Corporation (AECSC) (an affiliate) is:

Under a Transfer Agency Agreement effective Jan. 1, 1998, AECSC maintains certificate owner accounts and records. IDSC pays AECSC a monthly fee of one-twelfth of $10.353 per certificate owner account for this service. Prior to Jan. 1, 1998, AEFC provided this service to IDSC under the investment advisory and services agreement.

8.  Income taxes

Income tax (expense) benefit as shown in the statement of operations for the three years ended Dec. 31, consists of:

                                                                             1998            1997            1996
---------------------------------------------------------------------------------------------------------------------
Federal
  Current                                                                    ($5,668)         $1,138          $5,560
  Deferred                                                                     4,183           2,266           1,124
---------------------------------------------------------------------------------------------------------------------
                                                                              (1,485)          3,404           6,684
State                                                                            (50)            (65)            (27)
---------------------------------------------------------------------------------------------------------------------

Total income tax (expense) benefit                                           ($1,535)         $3,339          $6,657
---------------------------------------------------------------------------------------------------------------------

Income tax (expense) benefit differs from that computed by using the U.S. Statutory rate of 35%.  The principal causes of the difference in each year are shown below:

                                                                             1998            1997            1996
---------------------------------------------------------------------------------------------------------------------

Federal tax expense at U.S. statutory rate                                  ($12,026)        ($8,378)        ($5,711)
Tax-exempt interest                                                              394             724           1,517
Dividend exclusion                                                            10,121          11,044          10,865
Other, net                                                                        26              14              13
---------------------------------------------------------------------------------------------------------------------

Federal tax (expense) benefit                                                ($1,485)         $3,404          $6,684
---------------------------------------------------------------------------------------------------------------------

Deferred income taxes result from the net tax effects of temporary differences.  Temporary differences are differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in differences between income for tax purposes and income for financial statement

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

purposes in future years. Principal components of IDSC's deferred tax assets and liabilities as of Dec. 31, are as follows.


Deferred tax assets                          1998            1997
---------------------------------------------------------------------

Certificate reserves                         $19,423         $13,488
Investment reserves                              502             502
Other, net                                        18              19
---------------------------------------------------------------------

Total deferred tax assets                    $19,943         $14,009
---------------------------------------------------------------------

Deferred tax liabilities                     1998            1997
---------------------------------------------------------------------

Deferred distribution fees                    $5,523          $7,382
Investment unrealized gains                    5,032          17,119
Purchased/written call options                 7,417           3,557
Dividends receivable                             553             654
Investments                                      280             429
Return of capital dividends                       43              43
---------------------------------------------------------------------

Total deferred tax liabilities                18,848          29,184
---------------------------------------------------------------------

Net deferred tax assets (liabilities)         $1,095        ($15,175)
---------------------------------------------------------------------

9.  Derivative financial instruments

IDSC enters into transactions involving derivative financial instruments as an end user (nontrading). IDSC uses these instruments to manage its exposure to interest rate risk and equity price risk, including hedging specific transactions. IDSC manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instrument will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or a major market index. IDSC is not impacted by market risk related to derivatives held because derivatives are largely used to manage risk and, therefore, the cash flows and income effects of the derivatives are inverse to the effects of the underlying hedged transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. IDSC monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, reviewing credit ratings and requiring collateral where appropriate. At Dec. 31, 1998, IDSC's counterparties to the interest rate floors and swaps are rated AA by nationally recognized rating agencies. The counterparties to the purchased call options are seven major broker/dealers.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts do not represent market or credit risk and are not recorded on the balance sheet.

Credit risk related to derivative financial instruments is measured by the replacement cost of those contracts at the balance sheet date. The replacement cost represents the fair value of the instrument, and is determined by market values, dealer quotes or pricing models.

IDSC's holdings of derivative financial instruments were as follows at Dec. 31, 1998 and 1997.



                                                                                   1998
                                                      ---------------------------------------------------------------
                                                         Notional                                         Total
                                                       or contract      Carrying          Fair           credit
                                                          amount          value           value           risk
---------------------------------------------------------------------------------------------------------------------
Assets
  Interest rate floors                                      $500,000             $37            $348            $348
  Purchased call options                                         448          96,176          92,357          92,357
---------------------------------------------------------------------------------------------------------------------
  Total                                                     $500,448         $96,213         $92,705         $92,705
---------------------------------------------------------------------------------------------------------------------

Liabilities
  Interest rate swaps                                       $500,000              $-          $1,488              $-
  Written call options                                           448          38,071          54,181               -
---------------------------------------------------------------------------------------------------------------------
  Total                                                     $500,448         $38,071         $55,669              $-
---------------------------------------------------------------------------------------------------------------------

                                                                                   1997
                                                      ---------------------------------------------------------------
                                                         Notional                                         Total
                                                       or contract      Carrying          Fair           credit
                                                          amount          value           value           risk
---------------------------------------------------------------------------------------------------------------------

Assets
  Interest rate floors                                      $500,000            $205            $251            $251
  Purchased call options                                         389          55,922          54,609          54,609
---------------------------------------------------------------------------------------------------------------------
  Total                                                     $500,389         $56,127         $54,860         $54,860
---------------------------------------------------------------------------------------------------------------------

Liabilities
  Interest rate swaps                                     $1,000,000              $-          $2,138              $-
  Written call options                                           376          24,739          32,990               -
---------------------------------------------------------------------------------------------------------------------
  Total                                                   $1,000,376         $24,739         $35,128              $-
---------------------------------------------------------------------------------------------------------------------

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models.  The interest rate floors and swaps at Dec. 31, 1998, expire in April of 1999.  The options at Dec. 31, 1998, expire throughout 1999.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

Interest rate caps, corridors, floors and swaps, and options are used to manage IDSC's exposure to rising interest rates. These instruments are used primarily to protect the margin between the interest earned on investments and the interest rate credited to related investment certificate owners.

The interest rate floors are reset monthly and IDSC earns interest on the notional amount to the extent the U.S. Treasury securities at "constant maturity" for a period of one year exceed the reference rates specified in the floor agreements. These reference rates range from 4.6% to 4.7%. The cost of interest rate floors is amortized over the terms of the agreements on a straight line basis and is included in other qualified assets. The amortization, net of any interest earned, is included in investment expenses or other investment income, as appropriate.

The interest rate caps and corridors were reset quarterly and IDSC earned interest on the notional amount to the extent the London Interbank Offering Rate exceeded the reference rates specified in the cap and corridor agreements. These reference rates ranged from 4% to 9%. The cost of interest rate caps and corridors is amortized over the terms of the agreements on a straight line basis and is included in other qualified assets. The amortization, net of any interest earned, is included in investment expenses or other investment income, as appropriate.

The interest rate swaps are reset monthly. IDSC pays a fixed rate on the notional amount ranging from 5.46% to 5.66% and receives a floating rate on the notional amount tied to the U.S. Treasury securities at "constant maturity" for a period of one year. There is no cost carried on the balance sheet. Interest earned and interest expensed under the agreements is shown net in investment expenses or other investment income, as appropriate.

IDSC offers a series of certificates which pays interest based upon the relative change in a major stock market index between the beginning and end of the certificates' term. The certificate owners have the option of participating in the full amount of increase in the index during the term (subject to a specified maximum) or a lesser percentage of the increase plus a guaranteed minimum rate of interest. As a means of hedging its obligations under the provisions of these certificates, IDSC purchases and writes call options on the major market index. The options are cash settlement options, that is, there is no underlying security to deliver at the time the contract is closed out.

Each purchased (written) call option contract confers upon the holder the right (obligation) to receive (pay) an amount equal to one hundred dollars times the difference between the level of the major stock market index on the date the call option is exercised and the strike price of the option.

The option contracts are less than one year in term. The premiums paid or received on these index options are reported in other qualified assets or other liabilities, as appropriate, and are amortized into investment expense over the life of the option. The intrinsic value of these index options is also reported in other qualified assets or other liabilities, as appropriate. Changes in the intrinsic value of these options are recognized currently in provision for certificate reserves.

Notes to Financial Statements ($ in thousands unless indicated otherwise)
-------------------------------------------------------------------------------

Following is a summary of open option contracts at Dec. 31, 1998 and 1997.


                                                                          1998
                                                      -----------------------------------------------
                                                         Contract        Average         Index at
                                                          amount      strike price     Dec.31,1998
-----------------------------------------------------------------------------------------------------
Purchased call options                                     $448           1,088           1,229
Written call options                                        448           1,206           1,229
-----------------------------------------------------------------------------------------------------

                                                                          1997
                                                      -----------------------------------------------
                                                         Contract        Average         Index at
                                                          amount      strike price     Dec.31,1997
-----------------------------------------------------------------------------------------------------

Purchased call options                                      $389             876             970
Written call options                                         376             969             970
-----------------------------------------------------------------------------------------------------

10.  Fair values of financial instruments

IDSC discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. The fair value of the financial instruments presented may not be indicative of their future fair values. The estimated fair value of certain financial instruments such as cash and cash equivalents, receivables for dividends and interest, investment securities sold and other trade receivables, accounts payable due to Parent and affiliates, payable for investment securities purchased and other accounts payable and accrued expenses are approximated to be the carrying amounts disclosed in the balance sheets. Non-financial instruments, such as deferred distribution fees, are excluded from required disclosure. IDSC's off-balance sheet intangible assets, such as IDSC's name and future earnings of the core business are also excluded. IDSC's management believes the value of these excluded assets is significant. The fair value of IDSC, therefore, cannot be estimated by aggregating the amounts presented.

A summary of fair values of financial instruments as of Dec. 31, is as follows:

                                                                                 1998                            1997
                                                                     ---------------------------------------------------------------

                                                                        Carrying          Fair          Carrying          Fair
                                                                          value           value           value          value
------------------------------------------------------------------------------------------------------------------------------------
Financial assets
  Assets for which carrying values
    approximate fair values                                                  $50,288         $50,288         $49,940        $49,940
  Investment securities (note 3)                                           3,303,360       3,335,534       3,669,667      3,695,839
  First mortgage loans on real estate (note 4)                               334,280         343,406         212,433        216,951
  Derivative financial instruments (note 9)                                   96,213          92,705          56,127         54,860
Financial liabilities
  Liabilities for which carrying values
    approximate fair values                                                  154,964         154,964          48,255         48,255
  Certificate reserves (note 5)                                            3,373,033       3,387,122       3,688,351      3,700,757
  Derivative financial instruments (note 9)                                   38,071          55,669          24,739         35,128
------------------------------------------------------------------------------------------------------------------------------------

Quick telephone reference*

Selling Agent      American Express

                   Bank International



Region Offices      101 East 52nd Street      (212) 415-9500

                    4th Floor

                    New York, NY 10022




                     1221 Brickell Avenue     (305) 350-2502

                     8th Floor

                     Miami, FL 33131


*You may experience delays when call volumes are high.

American Express
Stock Market Certificate
IDS Tower 10
Minneapolis, MN 55440-0010
800-437-3133
612-671-3131

Distributed by American Express Financial Advisors Inc.




S-6038 F (4/99)

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Quick telephone reference*

Selling Agent      American Express

                   Bank International



Region Offices      101 East 52nd Street      (212) 415-9500

                    4th Floor

                    New York, NY 10022




                     1221 Brickell Avenue     (305) 350-2502

                     8th Floor

                     Miami, FL 33131


*You may experience delays when call volumes are high.

AMERICAN EXPRESS Financial Advisors (logo)

American Express
Stock Market Certificate

IDS Tower 10

Minneapolis, MN 55440-0010

American Express Financial Advisors Inc.




S-6038 F (4/99)